               CLAYMORE SECURITIES DEFINED PORTFOLIOS, SERIES 130
        NATIONAL INVESTMENT GRADE MUNICIPAL DEFINED PORTFOLIO, SERIES 1
      PENNSYLVANIA INVESTMENT GRADE MUNICIPAL DEFINED PORTFOLIO, SERIES 1

                                     [LOGO]

  FIXED PORTFOLIOS OF LONG-TERM, INVESTMENT GRADE MUNICIPAL BONDS RATED IN THE CATEGORY OF BBB OR BETTER THAT GENERATE INCOME EXEMPT FROM FEDERAL INCOME TAX.
  THE PENNSYLVANIA INVESTMENT GRADE MUNICIPAL DEFINED PORTFOLIO ALSO GENERATES INCOME EXEMPT FROM PENNSYLVANIA STATE INCOME TAX. THE SPONSOR OF THE TRUSTS IS
                           CLAYMORE SECURITIES, INC.

             Read and retain this Prospectus for future reference.

                                   Prospectus
                                 July 11, 2002

     As with any investment, the Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any contrary representation is a criminal offense.

 OVERVIEW
-------------------------------------------

   Claymore Securities Defined Portfolios, Series 130 includes two separate unit investment trusts, the National Investment Grade Municipal Defined Portfolio, Series 1 and the Pennsylvania Investment Grade Municipal Defined Portfolio, Series 1 (the "Trusts"). The Trusts seek to obtain interest income exempt from federal income tax (and state income tax for the Pennsylvania Investment Grade Municipal Defined Portfolio) by investing in long-term, investment grade municipal bonds. Claymore Securities, Inc. ("Claymore" or the "Sponsor") serves as the Sponsor of the Trusts.

 INVESTMENT SUMMARY
-------------------------------------------

NATIONAL INVESTMENT GRADE
MUNICIPAL DEFINED PORTFOLIO, SERIES 1

   USE THIS INVESTMENT SUMMARY TO HELP YOU DECIDE WHETHER AN INVESTMENT IN THIS TRUST IS RIGHT FOR YOU. MORE DETAILED INFORMATION CAN BE FOUND LATER IN THIS PROSPECTUS.

                              INVESTMENT OBJECTIVE

   The National Investment Grade Municipal Defined Portfolio, Series 1 (the "National Trust") is a unit investment trust the objective of which is to seek to obtain federal tax-exempt interest income through an investment in a fixed portfolio of long term, investment grade municipal bonds. The National Trust also has objectives which include conservation of capital and liquidity of investment. Investment grade bonds are bonds that are rated at least in the category of BBB by Standard & Poor's or Fitch Ratings or Baa by Moody's. A rating in the category of BBB or Baa is the lowest investment grade rating. See "Description of Bond Ratings" for details. The National Trust consists of bonds having a dollar-weighted average maturity of over 26 years.

                              INVESTMENT STRATEGY

   The following factors, among others, were considered in selecting the bonds:

   - whether the bonds selected would generate income exempt from regular federal income taxes imposed on holders of units;

   - whether the bonds selected were rated at least in the category of BBB by Standard & Poor's or Fitch Ratings or Baa by Moody's;

   - the maturity dates of the bonds (including whether such bonds may be called or redeemed prior to their stated maturity);

   -  the diversity of the purpose of issue of bonds; and

   - the cost of the bonds relative to what the Sponsor believes is their value.

                                PRINCIPAL RISKS

   INVESTORS CAN LOSE MONEY BY INVESTING IN THE NATIONAL TRUST. The value of the units and the bonds held in the portfolio can each decline in value. An investor should consider the following factors when deciding whether to purchase units of the National Trust:

   - No assurance can be given that the National Trust's objectives will be achieved. These objectives are subject to the continuing ability of the respective

2  Investment Summary
      issuers and insurers of the bonds to meet their obligations.

   - Municipal bonds are long-term fixed rate debt obligations that decline in value with increases in interest rates, an issuer's worsening financial condition, a drop in bond ratings or when there is a decrease in the federal income tax rate. Typically, bonds with longer periods before maturity are more sensitive to interest rate changes.

   - Changes in the tax treatment of bonds either due to future legislation or due to the failure of a public issuer of a bond (or private guarantor) to meet certain conditions imposed by various tax laws may have an adverse impact on the value of the units.

   - If a decrease in net asset value occurs and units of the National Trust are tendered for redemption, the National Trust may be forced to liquidate some of the bonds at a loss. If such redemptions are substantial enough, this could trigger a complete and unexpected liquidation of the National Trust before maturity, resulting in unanticipated losses for investors.

   - Since the portfolio is fixed and not managed, in general, the Sponsor only sells bonds at the National Trust's termination or in order to meet redemptions or to pay expenses. As a result, the price at which a bond is sold may not be the highest price it attained during the life of the trust.

   - Certain of the bonds included in the National Trust may be original issue discount bonds or "zero coupon" bonds, as noted in "Trust Portfolio." These bonds are subject to greater price fluctuations with changing interest rates and contain additional risks.

   - The National Trust is considered to be concentrated in the bonds of issuers located in the states of Iowa, Texas and Wisconsin. A concentration makes the National Trust less diversified and subject to more risk. The financial condition of those states is affected by various national and local, economic, social and environmental policies and conditions and may have an affect on the value of the units. In addition, litigation and limitations imposed by constitutional amendments, legislative measures, or voter initiatives on the states and their local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the states and their local governments and, therefore the ability of the issuers of the bonds to satisfy their obligations.

   - The National Trust is considered to be concentrated in the bonds of hospital and health care facility bond issuers, tobacco settlement bond issuers, and education bond issuers. A concentration makes the National Trust less diversified and subject to more risk. See "Risk Factors" for more information.

                                     TAXES

   Under existing law, in the opinion of recognized bond counsel to the issuing governmental authorities, interest on the bonds in the National Trust is exempt from federal income taxes for

                                                           Investment Summary  3

U.S. investors. You may receive principal payments if bonds are sold or called, or mature. You will be subject to tax on any gain realized by the National Trust on the disposition of bonds.

   See "Tax Status" for further tax information.

                               FEES AND EXPENSES

   This table shows the fees and expenses you may pay, directly or indirectly, when you invest in the Trust.

                                     AS A % OF            AMOUNT PER
                                      PUBLIC           $1,000 INVESTED
                                     OFFERING           (AS OF INITIAL
INVESTOR FEES                        PRICE(1)          DATE OF DEPOSIT)
-------------                        --------          ----------------
MAXIMUM SALES CHARGE                    4.90%               $49.00
                                     =======                ======
MAXIMUM ESTIMATED
ORGANIZATION COSTS (amount per
unit)(2)                                                    $ 6.52
                                                            ======

ESTIMATED ANNUAL                           DISTRIBUTION PLAN
OPERATING EXPENSES                        --------------------
(PER UNIT)                                MONTHLY  SEMI-ANNUAL
----------                                -------  -----------
Trustee's fees(3)                          $1.06      $ .76
Sponsor's supervisory fee(3)                 .20        .20
Sponsor's evaluation fee(3)                  .20        .20
Other operating expenses                     .25        .25
                                           -----      -----
  Total                                    $1.71      $1.41
                                           =====      =====

(1)  Excludes organization costs.

(2) Organization costs are deducted from portfolio assets six months after the Initial Date of Deposit or at the close of the initial offering period, at the discretion of the Sponsor.

(3) The Trustee's fees and the Sponsor's evaluation fee are based on the principal amount of the bonds in the National Trust on a monthly basis for that portion of the National Trust that represents a particular plan of distribution. The Sponsor's supervisory fee is based on the largest number of units in the National Trust at any time during that period for that portion of the National Trust that represents a particular plan of distribution. The Sponsor serves as evaluator for all evaluations.

                                    EXAMPLE

   This example helps you compare the costs of the National Trust with other unit investment trusts and mutual funds. In the example we assume that the expenses do not change and the Trust's annual return is 5%. Your actual returns and expenses will vary. Based on these assumptions, you would pay these expenses for every $10,000 you invest:

                                                 DISTRIBUTION PLAN
                                                --------------------
                                                MONTHLY  SEMI-ANNUAL
                                                -------  -----------
      1 year                                     $574       $571
      3 years                                    $611       $602
      5 years                                    $651       $635
      10 years                                   $768       $731

   These amounts are the same regardless of whether you sell your investment at the end of a period or continue to hold your investment. The example does not consider any transaction fees that broker-dealers may charge for processing redemption requests or transactional expenses of the National Trust.

4  Investment Summary

NATIONAL INVESTMENT GRADE MUNICIPAL DEFINED PORTFOLIO, SERIES 1
ESSENTIAL INFORMATION
AS OF JULY 10, 2002, THE BUSINESS DAY PRIOR TO THE INITIAL DATE OF DEPOSIT
--------------------------------------------------------------------------------

SPONSOR AND
  EVALUATOR:           Claymore Securities, Inc.
TRUSTEE:               The Bank of New York
INITIAL DATE OF
  DEPOSIT:             July 11, 2002
FIRST SETTLEMENT
  DATE:                July 16, 2002
MANDATORY
  TERMINATION DATE:    June 01, 2035
CUSIP NUMBER:
  Cash (Monthly)       183845460
  Cash (Semi-Annual)   183845478
MINIMUM INVESTMENT:    1 Unit.
AVERAGE DOLLAR
  WEIGHTED MATURITY
  OF BONDS IN THE
  TRUST:               26.81 years.
EVALUATION TIME:       4:00 p.m. Eastern Time on
                       days of trading of the New
                       York Stock Exchange.
MINIMUM PRINCIPAL
  DISTRIBUTIONS:       $1.00 per Unit.
MINIMUM VALUE OF THE
  TRUST UNDER WHICH    40% of the principal amount of
  THE TRUST            the bonds deposited in Trust
  AGREEMENT MAY BE     at the end of the initial
  TERMINATED:          offering period.
RECORD DATES:
  MONTHLY PLAN:        1st Day of Month.
  SEMI-ANNUAL PLAN:    1st Day of January and July.
DISTRIBUTION DATES:
  MONTHLY PLAN:        15th Day of Month.
  SEMI-ANNUAL PLAN:    15th Day of January and July.

TYPES OF BONDS

   The portfolio consists of the following types of bonds:

                                                     APPROXIMATE
                                            NUMBER    PORTFOLIO
 TYPE OF ISSUER                            OF BONDS  PERCENTAGE*
 --------------                            --------  -----------
 Hospital & Healthcare                          3          30%
 Education                                      2          24
 Tobacco Settlement                             2          26
 Housing                                        1          16
 General Obligation                             1           4
                                            -----     -------
   Total                                        9         100%
                                            =====     =======

STATES AND TERRITORIES

   The bonds were issued by entities located in the following states or territories:

                                                     APPROXIMATE
                                            NUMBER    PORTFOLIO
 STATE OR TERRITORY                        OF BONDS  PERCENTAGE*
 ------------------                        --------  -----------
 Texas                                          3          33%
 Iowa                                           2          26
 Wisconsin                                      2          25
 Pennsylvania                                   1          12
 Illinois                                       1           4
                                            -----     -------
   Total                                        9         100%
                                            =====     =======

--------------

  *  Based on principal amount of the bonds in the Trust.

                                                           Investment Summary  5

NATIONAL INVESTMENT GRADE MUNICIPAL DEFINED PORTFOLIO, SERIES 1
SUMMARY OF ESSENTIAL FINANCIAL INFORMATION
AS OF JULY 10, 2002, THE BUSINESS DAY PRIOR TO THE INITIAL DATE OF DEPOSIT
--------------------------------------------------------------------------------

PRINCIPAL AMOUNT OF BONDS IN TRUST:                  $  500,000
NUMBER OF UNITS:                                            500
FRACTIONAL UNDIVIDED INTEREST IN TRUST PER UNIT:          1/500
PRINCIPAL AMOUNT OF BONDS PER UNIT:                  $    1,000
PUBLIC OFFERING PRICE:
    Aggregate Offering Price of Bonds in the
     Portfolio:                                      $  473,910
    Aggregate Offering Price of Bonds per Unit:      $   947.82
    Organization Costs per Unit:                     $     6.52
    Sales Charge of 5.152% (4.90% of Public
     Offering Price
     excluding organization costs):                  $    48.84
    PUBLIC OFFERING PRICE PER UNIT:                  $  1003.18
REDEMPTION PRICE PER UNIT:                           $   940.81*
EXCESS OF PUBLIC OFFERING PRICE OVER REDEMPTION
 PRICE PER UNIT:                                     $    62.37

                                          MONTHLY PLAN   SEMI-ANNUAL PLAN
                                          ------------   ----------------
ESTIMATED ANNUAL INTEREST INCOME PER
 UNIT
 (INCLUDES CASH INCOME ACCRUAL ONLY):        $ 56.44          $ 56.44
Less Estimated Annual Expenses per Unit:     $  1.71          $  1.41
                                             -------          -------
ESTIMATED NET ANNUAL INTEREST INCOME PER
 UNIT:                                       $ 54.73          $ 55.03
                                             =======          =======
ESTIMATED DAILY RATE OF NET INTEREST
 ACCRUAL PER UNIT:                           $.15201          $.15285
ESTIMATED CURRENT RETURN BASED ON PUBLIC
 OFFERING PRICE
 (INCLUDES CASH INCOME ACCRUAL ONLY)**:         5.46%            5.49%
ESTIMATED LONG-TERM RETURN:                     5.60%            5.63%

ESTIMATED INTEREST DISTRIBUTIONS PER
 UNIT:
- Date of First Distribution:                      August 15, 2002          January 15, 2003
- Amount of First Distribution:                              $2.28                    $25.22
- Record Date of First Distribution:               August 01, 2002          January 01, 2003
- Date of Regular Distribution:                 15th of each month  15th of January and July
- Amount of Regular Distribution:                            $4.56                    $27.51
- Record Date of Regular Distribution:           1st of each month   1st of January and July
- Regular Total Annual Distributions:                       $54.73                    $55.03

----------------------

  * Based solely upon the bid prices of the Bonds. Upon tender for redemption, the price to be paid will include accrued interest as described in "Rights of Unitholders-Redemption-Computation of Redemption Price per Unit."

 **  See Appendix A for taxable equivalent yield information.

6  Investment Summary

NATIONAL INVESTMENT GRADE MUNICIPAL DEFINED PORTFOLIO, SERIES 1
THE TRUST PORTFOLIO AS OF THE INITIAL DATE OF DEPOSIT, JULY 11, 2002

                                                                  OPTIONAL                        COST OF
AGGREGATE                                                        REDEMPTION        S&P/MOODY'S   BONDS TO
PRINCIPAL  NAME OF ISSUER, CUSIP(1)   COUPON    MATURITY        FEATURES(2)         RATING(3)   TRUST(4)(5)
---------  ------------------------   ------    --------        -----------         ---------   -----------
$ 70,000   Iowa Tobacco Settlement    5.600%     6/1/2035  06/01/2019 @ 100 S.F.      A/A1       $ 61,481
           Authority, Series B,                               06/01/2011 @ 101
           888805AG3
  60,000   Badger Tobacco Asset       6.375%     6/1/2032  06/01/2029 @ 100 S.F.      A/A1         59,323
           Securitization                                     06/01/2012 @ 100
           Corporation, Wisconsin,
           056559AM9
  60,000   Pennsylvania State Higher  5.700%     4/1/2016     04/01/2012 @ 100       BBB-/NR       60,708
           Education, Geneva College
           Project, 70917PBR9
  60,000   Iowa State Higher          5.500%    10/1/2033     10/01/2012 @ 100        A/NR         60,932
           Education Loan Authority
           Revenue Bonds, 462460QM1
  80,000   Lubbock, Texas Housing     6.000%     7/1/2032  01/01/2026 @ 100 S.F.      NR/A3        79,778
           Finance Corporation,                               07/01/2012 @ 100
           Multi-Family Housing
           Revenue Bonds, Las
           Colinas Quail Creek
           Apartments, Series A,
           549211AW0
  45,000   Parker County, Texas       6.250%    8/15/2019  08/15/2010 @ 100 S.F.     BBB/NR        45,871
           Hospital District,                                 08/15/2009 @ 102
           Hospital Revenue Bonds,
           Campbell Health Systems,
           701075AG8
  65,000   Wisconsin State Health &   5.600%    2/15/2029  02/15/2021 @ 100 S.F.     BBB+/NR       61,071
           Education Facilities                               02/15/2009 @ 101
           Authority Revenue Bonds,
           Aurora Health
           Care, Inc., Series A,
           97710NS72
  40,000   Weslaco, Texas Health      6.250%     6/1/2032  06/01/2026 @ 100 S.F.     BBB+/NR       40,172
           Facilities, Series D,                              06/01/2012 @ 100
           Knapp Medical Center
           Project, 950871BN2
  20,000   Chicago, Illinois Board    0.000%    12/1/2028       Noncallable          AAA/AAA        4,574
           of Education Capital
           Appreciation School
           Reform Bonds, Series B1,
           167501VF9(6)(7)
--------                                                                                         --------
$500,000                                                                                         $473,910
========                                                                                         ========

(1) Bonds of these issuers are all represented by contracts to purchase securities. All contracts to purchase the bonds were entered into on July 10, 2002. All contracts are expected to be settled prior to or on July 15, 2002.

                                                           Investment Summary  7

(2) This heading shows the year in which each issue of bonds is initially redeemable and the redemption price for that year unless otherwise indicated. Each such issue generally continues to be redeemable at declining prices thereafter, but not below par. "S.F." indicates a sinking fund has been or will be established with respect to an issue of bonds. In addition, certain bonds in the National Trust may be redeemed in whole or in part other than by operation of the stated optional call or sinking fund provisions under certain unusual or extraordinary circumstances specified in the instruments setting forth the terms and provisions of such bonds. A sinking fund is a reserve fund accumulated over a period of time for the retirement of debt. A sinking fund may be estimated based upon various factors or may be mandatory.
     Redemption pursuant to call provisions generally will, and redemption pursuant to sinking fund provisions may occur, at times when the redeemed bonds have an offering side valuation which represents a premium over par. To the extent that the bonds were deposited in the National Trust at a price higher than the price at which they are redeemed, this will represent a loss of capital when compared with the original Public Offering Price of the units. Conversely, to the extent that the bonds were acquired at a price lower than the redemption price, this will represent an increase in capital when compared with the original Public Offering Price of the units. Distributions generally will be reduced by the amount of the income which would otherwise have been paid with respect to redeemed bonds and there will be distributed to unitholders the principal amount and any premium received on such redemption. The estimated current return in this event may be affected by such redemptions. The federal tax effect on unitholders of such redemptions and resultant distributions is described in the section entitled "Tax Status."

(3) All ratings except those identified by an asterisk (*) (Fitch Ratings) are by Standard & Poor's and Moody's. Standard & Poor's and Moody's corporate or municipal bond ratings are a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees. The bond rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. A brief description of the rating symbols and their meanings is set forth under "Description of Bond Ratings."

(4) See Note (1) to "Statements of Financial Condition" regarding cost of bonds. The offering prices are greater than the current bid prices of the bonds which are the basis on which Redemption Price per Unit is determined for purposes of redemption of units (see "Public Offering-Offering Price" and "Rights of Unitholders-Redemption-Computation of Redemption Price Per Unit"). On the business day prior to the Initial Date of Deposit, the aggregate bid side valuation of the Securities in the National Trust was lower than the aggregate offering side valuation by 0.7%. Yield of bonds was computed on the basis of offering prices on the Initial Date of Deposit.

(5) Estimated annual interest income to the National Trust is $28,217.50. The Sponsor's profit on the initial deposit of bonds in the Trust was $3,166.

(6) This bond has been purchased at a discount from the par value because there is no stated income thereon. Such bonds are normally described as "zero coupon" bonds. Over the life of such bonds, the value increases such that upon maturity the holders of such bonds will receive 100% of the principal amount thereof. Approximately 4% of the aggregate principal amount of the bonds in the National Trust (approximately 0.97% of the aggregate offering price) are "zero coupon" bonds.

(7) This bond is an original issue discount bond. Original issue discount bonds, including zero coupon bonds, are generally redeemable at prices based on the issue price plus the amount of original issue discount accreted to redemption plus, if applicable, some premium, the amount of which will decline in subsequent years. Approximately 4% of the aggregate principal amount of the bonds in the National Trust (accounting for approximately 0.97% of the aggregate offering price of the bonds) are original issue discount obligations. The bonds may also be subject to sinking fund redemption without premium prior to the dates shown. Certain bonds may be subject to redemption without premium prior to the date shown pursuant to special or mandatory call provisions specified in the instruments setting forth the terms and provisions of such bonds. See "Risk Factors" for a discussion of the characteristics of such obligations and of the risks associated therewith.

8  Investment Summary

PENNSYLVANIA INVESTMENT GRADE
MUNICIPAL DEFINED PORTFOLIO, SERIES 1

   USE THIS INVESTMENT SUMMARY TO HELP YOU DECIDE WHETHER AN INVESTMENT IN THIS TRUST IS RIGHT FOR YOU. MORE DETAILED INFORMATION CAN BE FOUND LATER IN THIS PROSPECTUS.

                              INVESTMENT OBJECTIVE

   The Pennsylvania Investment Grade Municipal Defined Portfolio, Series 1, (the "Pennsylvania Trust"), is a unit investment trust the objective of which is to seek to obtain federal and Pennsylvania state tax-exempt interest income through an investment in a fixed portfolio of long term, investment grade municipal bonds. The Pennsylvania Trust also has objectives which include conservation of capital and liquidity of investment. Investment grade bonds are bonds that are rated at least in the category of BBB by Standard & Poor's or Fitch Ratings or Baa by Moody's. A rating in the category of BBB or Baa is the lowest investment grade rating. See "Description of Bond Ratings" for details. The Pennsylvania Trust consists of bonds having a dollar-weighted average maturity of over 25 years.

                              INVESTMENT STRATEGY

   The following factors, among others, were considered in selecting the bonds:

   - whether the bonds selected would generate income exempt from regular federal and Pennsylvania state income taxes imposed on holders of units;

   - whether the bonds selected were rated at least in the category of BBB by Standard & Poor's or Fitch Ratings or Baa by Moody's;

   - the maturity dates of the bonds (including whether such bonds may be called or redeemed prior to their stated maturity);

   -  the diversity of the purpose of issue of bonds; and

   - the cost of the bonds relative to what the Sponsor believes is their value.

                                PRINCIPAL RISKS

   INVESTORS CAN LOSE MONEY BY INVESTING IN THE PENNSYLVANIA TRUST. The value of the units and the bonds held in the portfolio can each decline in value. An investor should consider the following factors when deciding whether to purchase units of the Pennsylvania Trust:

   - No assurance can be given that the Pennsylvania Trust's objectives will be achieved. These objectives are subject to the continuing ability of the respective issuers and insurers of the bonds to meet their obligations.

   - Municipal bonds are long-term fixed rate debt obligations that decline in value with increases in interest rates, an issuer's worsening financial condition, a drop in bond ratings or when there is a decrease in the federal income tax rate. Typically, bonds with longer periods before maturity are more sensitive to interest rate changes.

   - Changes in the tax treatment of bonds either due to future legislation or due to the failure of a public issuer of a bond (or private guarantor) to meet certain

                                                           Investment Summary  9
      conditions imposed by various tax laws may have an adverse impact on the value of the units.

   - If a decrease in net asset value occurs and units of the Pennsylvania Trust are tendered for redemption, the Pennsylvania Trust may be forced to liquidate some of the bonds at a loss. If such redemptions are substantial enough, this could trigger a complete and unexpected liquidation of the Trust before maturity, resulting in unanticipated losses for investors.

   - Since the portfolio is fixed and not managed, in general, the Sponsor only sells bonds at the Pennsylvania Trust's termination or in order to meet redemptions or to pay expenses. As a result, the price at which a bond is sold may not be the highest price it attained during the life of the trust.

   - Certain of the bonds included in the Pennsylvania Trust may be original issue discount bonds or "zero coupon" bonds, as noted in "Trust Portfolio." These bonds are subject to greater price fluctuations with changing interest rates and contain additional risks.

   - The Pennsylvania Trust is considered to be concentrated in the bonds of hospital and health care facility issuers and education bond issuers. A concentration makes the Pennsylvania Trust less diversified and subject to more risk. See "Risk Factors" for more information.

   STATE SPECIFIC RISK. Because the Pennsylvania Trust is concentrated in bonds of issuers located in Pennsylvania, there may be more risk than if the bonds were issued by issuers located in several states. The financial condition of Pennsylvania is affected by various national and local, economic, social and environmental policies and conditions and may have an effect on the value of the units. Additionally, Constitutional and statutory limitations imposed on the Commonwealth and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the Commonwealth and its local governments and, therefore, the ability of the issuers of the bonds to satisfy their obligations. Historically, the Commonwealth has experienced significant revenue shortfalls.

   - The economic vitality of the Commonwealth and its various regions and, therefore, the ability of the Commonwealth and its local governments to satisfy the bonds, are affected by numerous factors. The economy of the Commonwealth continues to be dependent on heavy industry and manufacturing. These sectors tend to be cyclical and are facing increasing competition from foreign producers.

   - The Commonwealth is a party to numerous lawsuits in which an adverse final decision could materially affect the Commonwealth's governmental operations and consequently its ability to pay debt service on its obligations.

   - All outstanding general obligation bonds of the Commonwealth are rated "AA" by Standard and Poor's, "Aa2" by Moody's and "AA" by Fitch.

   Further information concerning the various types of bonds contained in the Pennsylvania Trust is available in "Risk Factors." See
Appen-

10  Investment Summary
dix B for additional information regarding economic factors facing the Commonwealth.

                                     TAXES

   FEDERAL TAX. Under existing law, in the opinion of recognized bond counsel to the issuing governmental authorities, interest on the bonds in the Pennsylvania Trust is exempt from federal income taxes for U.S. investors. You may receive principal payments if bonds are sold or called, or mature. You will be subject to tax on any gain realized by the Pennsylvania Trust on the disposition of bonds.

   PENNSYLVANIA TAX. In the opinion of Dechert, special Pennsylvania counsel to the Pennsylvania Trust, under existing law:

   - The proportion of interest income representing interest income from bonds issued by the Commonwealth of Pennsylvania, its agencies and instrumentalities, or by any county, city, borough, town, township, school district, municipality and local housing or parking authority in the Commonwealth of Pennsylvania or issued by Puerto Rico, the Virgin Islands, Guam or the Northern Mariana Islands ("Pennsylvania Bonds") distributed to Unitholders of the Pennsylvania Trust is not taxable under the Pennsylvania Personal Income Tax or under the Corporate Net Income Tax, nor will such interest be taxable under the Philadelphia School District Investment Income Tax imposed on Philadelphia resident individuals.

   - Gains on the sale, exchange, redemption, or payment at maturity of a Pennsylvania Bond issued on or after February 1, 1994 will be taxable to Unitholders under the Pennsylvania Personal Income Tax and the Corporate Net Income Tax, as will gains on the redemption or sale of a unit to the extent that the Pennsylvania Trust is comprised of Pennsylvania Bonds issued on or after February 1, 1994. (The School District Investment Income Tax has no application to gain on the disposition of property held by the taxpayer for more than six months.)

   - The disposition by the Pennsylvania Trust of a Pennsylvania Bond will not constitute a taxable event to a Unitholder under these taxes if the Pennsylvania Bond was issued prior to February 1, 1994. Although there is no published authority on the subject, counsel is of the opinion that a Unitholder of the Pennsylvania Trust will not have a taxable event under the Pennsylvania state and local income taxes referred to in the preceding paragraph (other than the Corporate Net Income Tax) upon the redemption or sale of his Unit to the extent that the Pennsylvania Trust is then comprised of Pennsylvania Bonds issued prior to February 1, 1994.

   - Units evidencing fractional undivided interests in the Pennsylvania Trust are not subject to any of the personal property taxes presently authorized in Pennsylvania to the extent of that proportion of the Pennsylvania Trust represented by Pennsylvania Bonds and other exempt assets. Various personal property taxes are authorized in Pennsylvania, however, none is currently in effect. Pennsylvania Trust units may be taxable under the Pennsylvania inheritance and estate taxes.

                                                          Investment Summary  11

   See "Tax Status" for further tax information.

                               FEES AND EXPENSES

   This table shows the fees and expenses you may pay, directly or indirectly, when you invest in the Pennsylvania Trust.

                                     AS A % OF             AMOUNT PER
                                      PUBLIC            $1,000 INVESTED
                                     OFFERING            (AS OF INITIAL
INVESTOR FEES                        PRICE(1)           DATE OF DEPOSIT)
-------------                        --------           ----------------
MAXIMUM SALES CHARGE                    4.90%                $49.00
                                      ======                 ======
MAXIMUM ESTIMATED
ORGANIZATION COSTS (amount per
unit)(2)                                                     $ 7.91
                                                             ======

ESTIMATED ANNUAL                           DISTRIBUTION PLAN
OPERATING EXPENSES                        --------------------
(PER UNIT)                                MONTHLY  SEMI-ANNUAL
----------                                -------  -----------
Trustee's fees(3)                          $1.05      $0.75
Sponsor's supervisory fee(3)                 .20        .20
Sponsor's evaluation fee(3)                  .20        .20
Other operating expenses                     .25        .25
                                           -----      -----
  Total                                    $1.70      $1.40
                                           =====      =====

(1)  Excludes organization costs.

(2) Organization costs are deducted from portfolio assets six months after the Initial Date of Deposit or at the close of the initial offering period, at the discretion of the Sponsor.

(3) The Trustee's fees and the Sponsor's evaluation fee are based on the principal amount of the bonds in the Pennsylvania Trust on a monthly basis for that portion of the Pennsylvania Trust that represents a particular plan of distribution. The Sponsor's supervisory fee is based on the largest number of units in the Pennsylvania Trust at any time during that period for that portion of the Pennsylvania Trust that represents a particular plan of distribution. The Sponsor serves as evaluator for all evaluations.

                                    EXAMPLE
   This example helps you compare the costs of the Pennsylvania Trust with other unit investment trusts and mutual funds. In the example we assume that the expenses do not change and the Trust's annual return is 5%. Your actual returns and expenses will vary. Based on these assumptions, you would pay these expenses for every $10,000 you invest:

                                                 DISTRIBUTION PLAN
                                                --------------------
                                                MONTHLY  SEMI-ANNUAL
                                                -------  -----------
      1 year                                     $588       $585
      3 years                                    $625       $615
      5 years                                    $665       $648
      10 years                                   $779       $742

   These amounts are the same regardless of whether you sell your investment at the end of a period or continue to hold your investment. The example does not consider any transaction fees that broker-dealers may charge for processing redemption requests or transactional expenses of the Pennsylvania Trust.

12  Investment Summary

PENNSYLVANIA INVESTMENT GRADE MUNICIPAL DEFINED PORTFOLIO, SERIES 1
ESSENTIAL INFORMATION
AS OF JULY 10, 2002, THE BUSINESS DAY PRIOR TO THE INITIAL DATE OF DEPOSIT
--------------------------------------------------------------------------------

SPONSOR AND            Claymore Securities, Inc.
  EVALUATOR:
TRUSTEE:               The Bank of New York
INITIAL DATE OF        July 11, 2002
  DEPOSIT:
FIRST SETTLEMENT       July 16, 2002
  DATE:
MANDATORY              March 01, 2032
  TERMINATION DATE:
CUSIP NUMBER:
  Cash (Monthly)       183845486
  Cash (Semi-Annual)   183845494
MINIMUM INVESTMENT:    1 Unit.
AVERAGE DOLLAR
  WEIGHTED MATURITY
  OF BONDS IN THE      25.98 years.
  TRUST:
EVALUATION TIME:       4:00 p.m. Eastern Time on
                       days of trading of the New
                       York Stock Exchange.
MINIMUM PRINCIPAL
  DISTRIBUTIONS:       $1.00 per Unit.
MINIMUM VALUE OF THE   40% of the principal amount of
  TRUST UNDER WHICH    the bonds deposited in Trust
  THE TRUST            at the end of the initial
  AGREEMENT MAY BE     offering period.
  TERMINATED:
RECORD DATES:
  MONTHLY PLAN:        1st Day of Month.
  SEMI-ANNUAL PLAN:    1st Day of January and July.
DISTRIBUTION DATES:
  MONTHLY PLAN:        15th Day of Month.
  SEMI-ANNUAL PLAN:    15th Day of January and July.

TYPES OF BONDS

   The portfolio consists of the following types of bonds:

                                                     APPROXIMATE
                                            NUMBER    PORTFOLIO
 TYPE OF ISSUER                            OF BONDS  PERCENTAGE*
 --------------                            --------  -----------
 Hospital & Healthcare                          3         37.5%
 Education                                      2         37.5
 Public Improvement                             1         20.0
 General Obligation                             1          5.0
                                            -----     --------
   Total                                        7        100.0%
                                            =====     ========

STATES AND TERRITORIES

   The bonds were issued by entities located in the following states or territories:

                                                     APPROXIMATE
                                            NUMBER    PORTFOLIO
 STATE OR TERRITORY                        OF BONDS  PERCENTAGE*
 ------------------                        --------  -----------
 Pennsylvania                                   6           80%
 Puerto Rico                                    1           20
                                            -----     --------
   Total                                        7          100%
                                            =====     ========

--------------

  *  Based on principal amount of the bonds in the Trust.

                                                          Investment Summary  13

PENNSYLVANIA INVESTMENT GRADE MUNICIPAL DEFINED PORTFOLIO, SERIES 1
SUMMARY OF ESSENTIAL FINANCIAL INFORMATION
AS OF JULY 10, 2002, THE BUSINESS DAY PRIOR TO THE INITIAL DATE OF DEPOSIT
--------------------------------------------------------------------------------

PRINCIPAL AMOUNT OF BONDS IN TRUST:                  $  400,000
NUMBER OF UNITS:                                            400
FRACTIONAL UNDIVIDED INTEREST IN TRUST PER UNIT:          1/400
PRINCIPAL AMOUNT OF BONDS PER UNIT:                  $    1,000
PUBLIC OFFERING PRICE:
    Aggregate Offering Price of Bonds in the
     Portfolio:                                      $  378,283
    Aggregate Offering Price of Bonds per Unit:      $   945.71
    Organization Costs per Unit:                     $     7.91
    Sales Charge of 5.152% (4.90% of Public
     Offering Price
     excluding organization costs):                  $    48.73
    PUBLIC OFFERING PRICE PER UNIT:                  $ 1,002.35
REDEMPTION PRICE PER UNIT:                           $   939.74*
EXCESS OF PUBLIC OFFERING PRICE OVER REDEMPTION
 PRICE PER UNIT:                                     $    62.61

                                          MONTHLY PLAN   SEMI-ANNUAL PLAN
                                          ------------   ----------------
ESTIMATED ANNUAL INTEREST INCOME PER
 UNIT
 (INCLUDES CASH INCOME ACCRUAL ONLY):        $ 52.51          $ 52.51
Less Estimated Annual Expenses per Unit:     $  1.70          $  1.40
                                             -------          -------
ESTIMATED NET ANNUAL INTEREST INCOME PER
 UNIT:                                       $ 50.81          $ 51.11
                                             =======          =======
ESTIMATED DAILY RATE OF NET INTEREST
 ACCRUAL PER UNIT:                           $.14114          $.14197
ESTIMATED CURRENT RETURN BASED ON PUBLIC
 OFFERING PRICE
 (INCLUDES CASH INCOME ACCRUAL ONLY)**:         5.07%            5.10%
ESTIMATED LONG-TERM RETURN:                     5.09%            5.12%

ESTIMATED INTEREST DISTRIBUTIONS PER
 UNIT:
- Date of First Distribution:                      August 15, 2002          January 15, 2003
- Amount of First Distribution:                              $2.11                    $23.42
- Record Date of First Distribution:               August 01, 2002          January 01, 2003
- Date of Regular Distribution:                 15th of each month  15th of January and July
- Amount of Regular Distribution:                            $4.23                    $25.55
- Record Date of Regular Distribution:           1st of each month   1st of January and July
- Regular Total Annual Distributions:                       $50.81                    $51.11

----------------------

  * Based solely upon the bid prices of the Bonds. Upon tender for redemption, the price to be paid will include accrued interest as described in "Rights of Unitholders-Redemption-Computation of Redemption Price per Unit."

 **  See Appendix B for taxable equivalent yield information.

14  Investment Summary

PENNSYLVANIA INVESTMENT GRADE MUNICIPAL DEFINED PORTFOLIO
THE TRUST PORTFOLIO AS OF THE INITIAL DATE OF DEPOSIT, JULY 11, 2002

                                                                   OPTIONAL                        COST OF
AGGREGATE                                                         REDEMPTION        S&P/MOODY'S   BONDS TO
PRINCIPAL  NAME OF ISSUER, CUSIP(1)   COUPON    MATURITY         FEATURES(2)         RATING(3)   TRUST(4)(5)
---------  ------------------------   ------    --------         -----------         ---------   -----------
$ 70,000   Pennsylvania State Higher  5.350%     4/15/2028  04/15/2019 @ 100 S.F.     NR/Baa3     $ 64,232
           Education Facilities                                04/15/2008 @ 100
           Authority, College and
           University Revenue Bonds,
           College Of Science and
           Agriculture, 7091716P2

  50,000   Somerset County,           5.450%      3/1/2032   03/01/2023 @ 100 S.F      AA/NR        49,633
           Pennsylvania Hospital                               03/01/2012 @ 100
           Authority Revenue Bonds,
           Somerset Community
           Hospital Project,
           Series A, 834683CF9

  50,000   Montgomery County,         5.875%    11/15/2022  11/15/2020 @ 100 S.F.      A-/NR        50,695
           Pennsylvania Industrial                             11/15/2006 @ 102
           Development Authority,
           Retirement Community
           Revenue Bonds, Adult
           Community Total Services,
           Series A, 61360PAS9

  50,000   Geisinger Authority        5.000%     8/15/2028   8/15/2024 @ 100 S.F.     AA/Aa2        47,619
           Pennsylvania State Health                           08/15/2008 @ 101
           System, Series A,
           368497DN0

  80,000   Pennsylvania State Higher  6.125%      4/1/2022      4/1/2012 @ 100        BBB-/NR       80,369
           Education Facilities,
           Geneva College Project,
           70917PBS7

  20,000   Lake Lehman, Pennsylvania  0.000%      4/1/2027       Noncallable          AAA/AAA        5,243
           School District General
           Obligation Bonds,
           510080JR6(6)(7)

  80,000   Puerto Rico Public         5.250%      7/1/2036  07/01/2034 @ 100 S.F.     A-/Baa1       80,492
           Buildings Authority                                 07/01/2012 @ 100
           Revenue Bonds, Government
           Facilities, Series D,
           745235QX2
--------                                                                                          --------
$400,000                                                                                          $378,283
========                                                                                          ========

(1) Bonds of these issuers are all represented by contracts to purchase securities. All contracts to purchase the bonds were entered into on July 10, 2002. All contracts are expected to be settled prior to or on July 15, 2002.

                                                          Investment Summary  15

(2) This heading shows the year in which each issue of bonds is initially redeemable and the redemption price for that year unless otherwise indicated. Each such issue generally continues to be redeemable at declining prices thereafter, but not below par. "S.F." indicates a sinking fund has been or will be established with respect to an issue of bonds. In addition, certain bonds in the Pennsylvania Trust may be redeemed in whole or in part other than by operation of the stated optional call or sinking fund provisions under certain unusual or extraordinary circumstances specified in the instruments setting forth the terms and provisions of such bonds. A sinking fund is a reserve fund accumulated over a period of time for the retirement of debt. A sinking fund may be estimated based upon various factors or may be mandatory.
     Redemption pursuant to call provisions generally will, and redemption pursuant to sinking fund provisions may occur, at times when the redeemed bonds have an offering side valuation which represents a premium over par. To the extent that the bonds were deposited in the Pennsylvania Trust at a price higher than the price at which they are redeemed, this will represent a loss of capital when compared with the original Public Offering Price of the units. Conversely, to the extent that the bonds were acquired at a price lower than the redemption price, this will represent an increase in capital when compared with the original Public Offering Price of the units. Distributions generally will be reduced by the amount of the income which would otherwise have been paid with respect to redeemed bonds and there will be distributed to unitholders the principal amount and any premium received on such redemption. The estimated current return in this event may be affected by such redemptions. The federal tax effect on unitholders of such redemptions and resultant distributions is described in the section entitled "Tax Status."

(3) All ratings except those identified by an asterisk (*) (Fitch Ratings) are by Standard & Poor's and Moody's. Standard & Poor's and Moody's corporate or municipal bond ratings are a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees. The bond rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. A brief description of the rating symbols and their meanings is set forth under "Description of Bond Ratings."

(4) See Note (1) to "Statements of Financial Condition" regarding cost of bonds. The offering prices are greater than the current bid prices of the bonds which are the basis on which Redemption Price per Unit is determined for purposes of redemption of units (see "Public Offering-Offering Price" and "Rights of Unitholders-Redemption-Computation of Redemption Price Per Unit"). On the business day prior to the Initial Date of Deposit, the aggregate bid side valuation of the Securities in the Pennsylvania Trust was lower than the aggregate offering side valuation by 0.6%. Yield of bonds was computed on the basis of offering prices on the Initial Date of Deposit.

(5) Estimated annual interest income to the Pennsylvania Trust is $21,007.50. The Sponsor's loss on the initial deposit of bonds in the Trust was $557.

(6) This bond has been purchased at a discount from the par value because there is no stated income thereon. Such bonds are normally described as "zero coupon" bonds. Over the life of such bonds, the value increases such that upon maturity the holders of such bonds will receive 100% of the principal amount thereof. Approximately 5% of the aggregate principal amount of the bonds in the Pennsylvania Trust (approximately 1.4% of the aggregate offering price) are "zero coupon" bonds.

(7) This bond is an original issue discount bond. Original issue discount bonds, including zero coupon bonds, are generally redeemable at prices based on the issue price plus the amount of original issue discount accreted to redemption plus, if applicable, some premium, the amount of which will decline in subsequent years. Approximately 5% of the aggregate principal amount of the bonds in the Pennsylvania Trust (accounting for approximately 1.4% of the aggregate offering price of the bonds) are original issue discount obligations. The bonds may also be subject to sinking fund redemption without premium prior to the dates shown. Certain bonds may be subject to redemption without premium prior to the date shown pursuant to special or mandatory call provisions specified in the instruments setting forth the terms and provisions of such bonds. See "Risk Factors" for a discussion of the characteristics of such obligations and of the risks associated therewith.

16  Investment Summary

 REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

UNITHOLDERS
CLAYMORE SECURITIES DEFINED PORTFOLIOS, SERIES 130

We have audited the accompanying statements of financial condition, including the trust portfolios set forth on pages 7, 8, 15 and 16 of this prospectus, of Claymore Securities Defined Portfolios, Series 130 (comprising the National Investment Grade Municipal Defined Portfolio, Series 1 and the Pennsylvania Investment Grade Municipal Defined Portfolio, Series 1), as of July 11, 2002, the initial date of deposit. These statements of financial condition are the responsibility of the Trusts' sponsor. Our responsibility is to express an opinion on these statements of financial condition based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of financial condition are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements of financial condition. Our procedures included confirmation with The Bank of New York, Trustee, of cash deposited for the purchases of securities, as shown in the statements of financial condition as of July 11, 2002. An audit also includes assessing the accounting principles used and significant estimates made by the Sponsor, as well as evaluating the overall statement of financial condition presentation. We believe that our audits of the statements of financial condition provide a reasonable basis for our opinion.

In our opinion, the statements of financial condition referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Claymore Securities Defined Portfolios, Series 130 as of July 11, 2002, in conformity with accounting principles generally accepted in the United States.

                                                               ERNST & YOUNG LLP

Kansas City, Missouri
July 11, 2002

                                                          Investment Summary  17

 STATEMENTS OF FINANCIAL CONDITION
--------------------------------------------------------------------------------

CLAYMORE SECURITIES DEFINED PORTFOLIOS, SERIES 130
AS OF THE INITIAL DATE OF DEPOSIT, JULY 11, 2002

                                          NATIONAL   PENNSYLVANIA
                                            TRUST        TRUST
                                            -----        -----
INVESTMENT IN SECURITIES
Sponsor's contracts to purchase
 underlying Securities backed by cash
 deposited(1)...........................  $473,910     $378,283
Accrued interest receivable(2)..........     4,826        3,372
                                          --------     --------
    Total...............................  $478,432     $381,655
                                          ========     ========
LIABILITIES AND INTEREST OF INVESTORS
Liabilities:
  Amount due to Trustee(2)..............  $  4,826     $  3,372
                                          --------     --------
                                             4,826        3,372
                                          --------     --------
Interest of investors:
  Cost to investors(3)..................   501,590      400,940
  Less: organization costs(4)...........     3,260        3,164
  Less: gross underwriting
   commission(5)........................    24,420       19,493
                                          --------     --------
  Net interest of investors.............   473,910      378,283
                                          --------     --------
    Total...............................  $478,432     $381,655
                                          ========     ========
Number of Units.........................       500          400
                                          ========     ========
Net Asset Value per Unit................  $ 947.82     $ 945.71
                                          ========     ========

----------------------

(1) Aggregate cost to the applicable Trust of the Securities listed under "Trust Portfolio" is based on offering side valuation determined by the Evaluator on the basis set forth under "Public Offering-Offering Price." The aggregate bid side evaluation of the Securities in the portfolio, as determined by the Evaluator, as of the Initial Date of Deposit was $470,403 for the National Trust and $375,897 for the Pennsylvania Trust.
(2) On the basis set forth under "Rights of Unitholders-Distribution of Interest and Principal" the Trustee will advance an amount equal to the accrued interest on the Securities as of July 15, 2002 (the "First Settlement Date"), plus any cash received by the Trustee with respect to interest on the Securities prior to such date, and the same will be distributed to the Sponsor on the First Settlement Date. Consequently, the amount of interest accrued on a unit to be added to the Public Offering Price thereof will include only such accrued interest from the First Settlement Date to the date of settlement, less all withdrawals and deductions from the Interest Account subsequent to the First Settlement Date made with respect to the unit.
(3) Aggregate Public Offering Price (exclusive of interest) is computed on the units above on the basis set forth above under "Public Offering-Offering Price."
(4) A portion of the Public Offering Price consists of an amount sufficient to pay for all or a portion of the costs of establishing the trust. These costs have been estimated at $6.52 per unit for the National Trust and $7.91 per unit for the Pennsylvania Trust.
(5) A sales charge of 4.90% of the Public Offering Price (excluding organization costs) computed on the units above. See "Public Offering-Offering Price" for volume discounts on sales of $50,000 or more.

18  Investment Summary

 UNDERSTANDING YOUR INVESTMENT
-------------------------------------------

                                   THE TRUSTS

   ORGANIZATION. Claymore Securities Defined Portfolios, Series 130 consists of the National Investment Grade Municipal Defined Portfolio, Series 1 and Pennsylvania Investment Grade Municipal Defined Portfolio, Series 1 and is one of a series of similar but separate unit investment trusts created under the laws of the State of New York by a Trust Indenture and Agreement* (the "Trust Agreement"). The Trust Agreement is dated as of the Initial Date of Deposit and is between Claymore Securities, Inc. as sponsor and as evaluator ("Evaluator") and The Bank of New York, as trustee (the "Trustee"). On the Initial Date of Deposit, the Sponsor deposited contracts and funds (represented by cash or a certified check(s) and/or an irrevocable letter(s) of credit, issued by a major commercial bank) for the purchase of certain interest-bearing obligations (the "Bonds" or the "Securities"). After the deposit of the Bonds and the creation of the separate Trusts, the Trustee delivered to the Sponsor the units (the "Units") comprising the ownership of each Trust. These Units are now being offered pursuant to this Prospectus.

   UNITS. Each Unit represents the fractional undivided interest in the principal and net income of the respective Trust. If any Units of a Trust are redeemed after the date of this Prospectus, the fractional undivided interest in the Trust represented by each unredeemed Unit will increase. Units will remain outstanding until redeemed or until the termination of the Trust Agreement for the related Trust.
------------
* References in this Prospectus to the Trust Agreement are qualified in their entirety by the Trust Agreement which is incorporated herein by reference.

   ADDITIONAL UNITS. Subsequent to the Initial Date of Deposit, additional Units of a Trust may be issued by depositing in the Trust cash (or a bank letter of credit in lieu of cash) with instructions to purchase Securities, contracts to purchase Securities or additional Securities. During the 90-day period following the Initial Date of Deposit, additional deposits of cash or Securities in connection with the issuance and sale of additional Units will maintain, to the extent practicable, the original proportionate relationship among the principal amount of each Bond in the portfolio of each Trust. These additional Units, which will result in an increase in the number of Units outstanding, will each represent to the extent practicable, an undivided interest in the same securities of identical issuers as are represented by Units issued on the Initial Date of Deposit. Deposits of additional Securities subsequent to the 90-day period following the Initial Date of Deposit must replicate exactly the proportionate relationship among the principal amount of each of the Bonds comprising the portfolio of each Trust at the end of the 90-day period. If any of the Bonds included in the portfolio no longer become available, the Sponsor will not be able to create additional Units.

                                 DISTRIBUTIONS

   Holders of Units can select whether they will receive interest payments from the applicable Trust on either a monthly or semi-annual basis. The Trusts prorate the interest distributed on an annual basis.

   Each Unit of each Trust at the Initial Date of Deposit represents the fractional undivided interest for the applicable Trust set forth in the Summary of Essential Financial Information in the principal amount of underlying Bonds provided therein and net income of the respective

                                               Understanding Your Investment  19

Trust in the ratio of 1 Unit for each $1,000 principal amount of underlying Bonds (including contracts and funds for the purchase thereof) in that Trust.

                             PUBLIC OFFERING PRICE

   If the Units of the Trusts had been available for sale on July 10, 2002, the Public Offering Price per Unit would have been $1,003.18 for the National Trust and $1,002.35 for the Pennsylvania Trust. The Public Offering Price of the Units during the initial offering period is generally based on:

   - the aggregate offering price of the Bonds in each Trust's portfolio divided by the number of Units outstanding, plus

   - a sales charge equal to 4.90% of the Public Offering Price excluding organization costs (5.152% of aggregate offering price of the Bonds per Unit), and

   -  a pro rata portion of estimated organization costs.

   The initial offering period lasts until all of the Units have been sold, which is usually between thirty and ninety days of the Initial Date of Deposit.

   After the initial offering period, the Public Offering Price of the Units is equal to:

   - the aggregate bid price of the Bonds in each Trust's portfolio divided by the Units outstanding, plus

   - a sales charge starting at 5.50% of the Public Offering Price (5.820% of the aggregate bid price of the Bonds per Unit).

                                MARKET FOR UNITS

   The Sponsor currently intends to repurchase Units from holders who want to redeem their Units. These redemptions will be at prices based upon the aggregate bid price of the underlying Bonds. The Sponsor is not obligated to maintain a market and may stop doing so without prior notice for any business reason. If the Sponsor stops repurchasing Units, a Unit holder may dispose of its Units by redemption through the Trustee. The price received from the Trustee by the Unit holder for Units being redeemed is also based upon the aggregate bid price of the underlying Bonds. Units can be sold at any time to the Sponsor or the Trustee without fee or penalty.

   Until six months after the Initial Date of Deposit or the end of the initial offering period, at the discretion of the Sponsor, the price at which the Trustee will redeem Units and the price at which the Sponsor may repurchase Units include estimated organization costs. After such period, the amount paid will not include such estimated organization costs.

                                  RISK FACTORS

   An investment in Units is subject to the following risks:

   FAILURE OF ISSUERS TO PAY INTEREST AND/OR PRINCIPAL. The primary risk associated with an investment in Bonds is that the issuer or an insurer of the Bond will default on principal and/or interest payments when due on the Bond. Such a default would have the effect of lessening the income generated by each Trust and/or the value of the Trust's Units. The bond ratings assigned by major rating organizations are an indication of the issuer's ability to make interest and principal payments when due on its Bonds.

20  Understanding Your Investment

Subsequent to the Initial Date of Deposit the rating assigned to a Bond may decline. NEITHER THE SPONSOR NOR THE TRUSTEE SHALL BE LIABLE IN ANY WAY FOR ANY DEFAULT, FAILURE OR DEFECT IN ANY BOND.

   FIXED-RATE BONDS. An investment in Units of a Trust should be made with an understanding of the risks entailed in investments in fixed-rate Bonds, including the risk that the value of such Bonds (and, therefore, of the Units) will decline with increases in interest rates or a decrease in the federal or state (if applicable) income tax rate. Inflation and economic recession are two of the major factors, among others, which contribute to fluctuations in interest rates and the values of fixed-rate Bonds.

   ORIGINAL ISSUE DISCOUNT BONDS AND ZERO COUPON BONDS. Certain of the Bonds in a Trust may be original issue discount bonds and/ or zero coupon bonds. Original issue discount bonds are bonds originally issued at less than the market interest rate. Zero coupon bonds are original issue discount bonds that do not provide for the payment of any current interest. Zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than bonds of comparable quality that pay current income. For federal income tax purposes, original issue discount on tax-exempt bonds must be accrued over the term of the bonds. On sale or redemption of the bonds, the difference between (i) the amount realized (other than amounts treated as tax-exempt income) and (ii) the tax basis of such bonds (properly adjusted, in the circumstances described below, for the accrual of original issue discount) will generally be treated as taxable gain or loss. See "Tax Status" herein.

   "WHEN ISSUED" AND "DELAYED DELIVERY" BONDS. Certain Bonds in a Trust may have been purchased by the Sponsor on a "when issued" basis. Bonds purchased on a "when issued" basis have not yet been issued by their governmental entity on the Initial Date of Deposit (although such governmental entity had committed to issue such Bonds). In the case of these and/or certain other Bonds, the delivery of the Bonds may be delayed ("delayed delivery") or may not occur. The effect of a Trust containing "delayed delivery" or "when issued" Bonds is that Unitholders who purchased their Units prior to the date such Bonds are actually delivered to the Trustee may have to make a downward adjustment in the tax basis of their Units. Such downward adjustment may be necessary to account for interest accruing on such "when issued" or "delayed delivery" Bonds during the time between their purchase of Units and delivery of such Bonds to a Trust.

   REDEMPTION OR SALE PRIOR TO MATURITY. Certain of the Bonds in the portfolio of a Trust are subject to redemption prior to their stated maturity date pursuant to sinking fund or call provisions. A call or redemption provision is more likely to be exercised when the offering price valuation of a bond is higher than its call or redemption price. Such price valuation is likely to be higher in periods of declining interest rates. Certain of the Bonds may be sold or redeemed or otherwise mature. In such cases, the proceeds from such events will be distributed to Unitholders and will not be reinvested. Thus, no assurance can be given that a Trust will retain for any length of time its present size and composition. To the extent that a Bond was deposited in a Trust at a price higher than the price at which it is redeemable, or at a price higher than the price at which it is sold, a sale or redemption will result in a loss in the value of Units. Distributions will generally be reduced by the amount of the income which would otherwise have been paid with respect to sold or

                                               Understanding Your Investment  21
redeemed bonds. The Estimated Current Return and Estimated Long-Term Return of the Units may be adversely affected by such sales or redemptions.

   MARKET DISCOUNT. The Portfolio of a Trust may consist of some Bonds whose current market values were below face value on the Initial Date of Deposit. A primary reason for the market value of such Bonds being less than face value at maturity is that the interest rate of such Bonds is at lower rates than the current market interest rate for comparably rated Bonds. Bonds selling at market discounts tend to increase in market value as they approach maturity. A market discount tax-exempt Bond held to maturity will have a larger portion of its total return in the form of taxable ordinary income and less in the form of tax-exempt income than a comparable Bond bearing interest at current market rates.

   FAILURE OF A CONTRACT TO PURCHASE BONDS AND SUBSTITUTION OF BONDS. In the event of a failure to deliver any Bond that has been purchased for a Trust under a contract ("Failed Bonds"), the Sponsor is authorized to purchase other bonds ("Replacement Bonds"). The Trustee shall pay for Replacement Bonds out of funds held in connection with the Failed Bonds and will accept delivery of such Bonds to make up the original corpus of a Trust. The Replacement Bonds must be purchased within 20 days after delivery of the notice of the failed contract, and the purchase price (exclusive of accrued interest) may not exceed the principal attributable to the Failed Bonds. Whenever a Replacement Bond has been acquired for a Trust, the Trustee shall, within five days thereafter, notify all Unitholders of the Trust of the acquisition of the Replacement Bond and shall, on the next monthly Distribution Date which is more than 30 days thereafter, make a pro rata distribution of the amount, if any, by which the cost to the Trust of the Failed Bond exceeded the cost of the Replacement Bond. In addition, a Replacement Bond must:

   -  be a tax-exempt bond;

   - have a fixed maturity or disposition date comparable to that of the Failed Bond it replaces;

   - be purchased at a price that results in a yield to maturity and in a current return which is approximately equivalent to the yield to maturity and current return of the Failed Bond which it replaces; and

   -  be rated at least in the category of BBB by a major rating organization.

   If the right of limited substitution described above shall not be used to acquire Replacement Bonds in the event of a failed contract, the Sponsor will refund the sales charge attributable to such Failed Bonds to all Unitholders of a Trust, and distribute the principal attributable to such Failed Bonds on the next monthly Distribution Date which is more than 30 days thereafter. In the event a Replacement Bond is not acquired by the Trust, the Estimated Net Annual Interest Income per Unit for the Trust would be reduced and the Estimated Current Return thereon might be lowered.

   RISK INHERENT IN AN INVESTMENT IN DIFFERENT TYPES OF BONDS. CONCENTRATION RISK. A Trust may contain or be concentrated in one or more of the classifications of Bonds referred to below. A Trust is considered to be "concentrated" in a particular category when the Bonds in that category constitute 25% or more of the aggregate value of the Portfolio. This makes a Trust less diversified and subject to more mar-

22  Understanding Your Investment
ket risk. An investment in Units of a Trust should be made with an understanding of the risks that these investments may entail, certain of which are described below.

   GENERAL OBLIGATION BONDS. Certain of the Bonds in the Portfolio may be general obligations of a governmental entity that are secured by the taxing power of the entity. General obligation bonds are backed by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxing power of any governmental entity may be limited, however, by provisions of state constitutions or laws. An entity's credit will depend on many factors: tax base, reliance on federal or state aid, and factors which are beyond the entity's control.

   APPROPRIATIONS BONDS. Certain Bonds in a Trust may be Bonds that are, in whole or in part, subject to and dependent upon either the governmental entity making appropriations from time to time or the continued existence of special temporary taxes which require legislative action for their reimposition. The availability of any appropriation is subject to the willingness or ability of the governmental entity to continue to make such special appropriations or to reimpose such special taxes. The obligation to make lease payments exists only to the extent of the monies available to the governmental entity therefor, and no liability is incurred by the governmental entity beyond the monies so appropriated. Once an annual appropriation is made, the governmental entity's obligation to make lease rental payments is absolute and unconditional regardless of any circumstances or occurrences which might arise. In the event of non-appropriation, certificateholders' or bondowners' sole remedy (absent credit enhancement) generally is limited to repossession of the collateral for resale or releasing. In the event of non-appropriation, the Sponsor may instruct the Trustee to sell such Bonds.

   INDUSTRIAL DEVELOPMENT REVENUE BONDS ("IDRs"). IDRs including pollution control revenue bonds, are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various projects. These projects are usually operated by corporate entities. IDRs are not general obligations of governmental entities backed by their taxing power. Issuers are only obligated to pay amounts due on the IDRs to the extent that funds are available from the unexpended proceeds of the IDRs or receipts or revenues of the issuer. Payment of IDRs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Such corporate operators or guarantors that are industrial companies may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry.

   HOSPITAL AND HEALTH CARE FACILITY BONDS. The ability of hospitals and other health care facilities to meet their obligations with respect to revenue bonds issued on their behalf is dependent on various factors. Some such factors are the level of payments received from private third-party payors and government programs and the cost of providing health care services. There can be no assurance that payments under governmental programs will remain at levels comparable to present levels or will be sufficient to cover the costs associated with their bonds. It also may be necessary for a hospital or other health care facility to incur substantial capital expenditures or increased operating expenses to effect changes in its facilities, equipment, personnel and services. Hospitals and other health care facilities are additionally subject to claims and legal actions by patients

                                               Understanding Your Investment  23
and others in the ordinary course of business. There can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility.

   HOUSING BONDS. Multi-family housing revenue bonds and single family mortgage revenue bonds are state and local housing issues that have been issued to provide financing for various housing projects. Multi-family housing revenue bonds are payable primarily from mortgage loans to housing projects for low to moderate income families. Single-family mortgage revenue bonds are issued for the purpose of acquiring notes secured by mortgages on residences. The ability of housing issuers to make debt service payments on their obligations may be affected by various economic and non-economic factors. Such factors include: occupancy levels, adequate rental income in multi-family projects, the rate of default on mortgage loans underlying single family issues and the ability of mortgage insurers to pay claims. All single family mortgage revenue bonds and certain multi-family housing revenue bonds are prepayable over the life of the underlying mortgage or mortgage pool. Therefore, the average life of housing obligations cannot be determined. However, the average life of these obligations will ordinarily be less than their stated maturities. Mortgage loans are frequently partially or completely prepaid prior to their final stated maturities. To the extent that these obligations were valued at a premium when a Unitholder purchased Units, any prepayment at par would result in a loss of capital to the Unitholder and reduce the amount of income that would otherwise have been paid to Unitholders.

   POWER BONDS. The ability of utilities to meet their obligations with respect to bonds they issue is dependent on various factors. These factors include the rates they may charge their customers, the demand for a utility's services and the cost of providing those services. Utilities may also be subject to extensive regulations relating to the rates which they may charge customers. Utilities can experience regulatory, political and consumer resistance to rate increases. Utilities engaged in long-term capital projects are especially sensitive to regulatory lags in granting rate increases. Utilities are additionally subject to increased costs due to governmental environmental regulation and decreased profits due to increasing competition. Any difficulty in obtaining timely and adequate rate increases could adversely affect a utility's results of operations. The Sponsor cannot predict at this time the ultimate effect of such factors on the ability of any issuers to meet their obligations with respect to Bonds.

   WATER AND SEWER REVENUE BONDS. Water and sewer bonds are generally payable from user fees. The ability of state and local water and sewer authorities to meet their obligations may be affected by a number of factors. Some such factors are the failure of municipalities to utilize fully the facilities constructed by these authorities, declines in revenue from user charges, the possible inability to obtain rate increases, rising construction and maintenance costs, impact of environmental requirements, the difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs, the impact of "no growth" zoning ordinances and the continued availability of federal and state financial assistance and of municipal bond insurance for future bond issues.

   EDUCATION, UNIVERSITY AND COLLEGE BONDS. The ability of educational institutions, including universities and colleges, to meet their obligations is dependent upon various factors. Some

24  Understanding Your Investment
of these factors include the size and diversity of their sources of revenues, enrollment, reputation, management expertise, the availability and restrictions on the use of endowments and other funds, the quality and maintenance costs of campus facilities. Also, in the case of public institutions, the financial condition of the relevant state or other governmental entity and its policies with respect to education may affect an institution's ability to make payment on its own.

   LEASE RENTAL BONDS. Lease rental bonds are predominantly issued by governmental authorities that have no taxing power or other means of directly raising revenues. Rather, the authorities are financing vehicles created solely for the construction of buildings or the purchase or equipment that will be used by a state or local government. Thus, the bonds are subject to the ability and willingness of the lessee government to meet its lease rental payments which include debt service on the bonds. Lease rental bonds are subject to the risk that the lessee government is not legally obligated to budget and appropriate for the rental payments beyond the current fiscal year. These bonds are also subject to the risk of abatement in many states as rental bonds cease in the event that damage, destruction or condemnation of the project prevents its use by the lessee. Also, in the event of default by the lessee government, there may be significant legal and/or practical difficulties involved in the reletting or sale of the project.

   CAPITAL IMPROVEMENT FACILITY BONDS. The Portfolio of a Trust may contain Bonds which are in the capital improvement facilities category. Capital improvement bonds are bonds issued to provide funds to assist political subdivisions or agencies of a state through acquisition of the underlying debt of a state or local political subdivision or agency. The risks of an investment in such bonds include the risk of possible prepayment or failure of payment of proceeds on and default of the underlying debt.

   SOLID WASTE DISPOSAL BONDS. Bonds issued for solid waste disposal facilities are generally payable from tipping fees and from revenues that may be earned by the facility on the sale of electrical energy generated in the combustion of waste products. The ability of solid waste disposal facilities to meet their obligations depends upon the continued use of the facility, the successful and efficient operation of the facility and, in the case of waste-to-energy facilities, the continued ability of the facility to generate electricity on a commercial basis. Also, increasing environmental regulation of the federal, state and local level has a significant impact on waste disposal facilities. While regulation requires most waste producers to use waste disposal facilities, it also imposes significant costs on the facilities.

   MORAL OBLIGATION BONDS. A Trust may also include "moral obligation" bonds. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of the bonds becomes a moral commitment but not a legal obligation of the state or municipality in question. Thus, such a commitment generally requires appropriation by the state legislature and accordingly does not constitute a legally enforceable obligation of debt of the state. The agencies or authorities generally have no taxing power.

   REFUNDED BONDS. Refunded bonds are typically secured by direct obligations of the U.S. Government, or in some cases obligations guaranteed by the U.S. Government, placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date. These obligations are generally non-callable prior to maturity or the predeter-

                                               Understanding Your Investment  25
mined redemption date. In a few isolated instances to date, however, bonds which were thought to be escrowed to maturity have been called for redemption prior to maturity.

   AIRPORT, PORT AND HIGHWAY REVENUE BONDS. Certain facility revenue bonds are payable from and secured by the revenues from the ownership and operation of particular facilities, such as airports, highways and port authorities. Airport operating income may be affected by the ability of airlines to meet their obligations under the agreements with airports. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as use fees from ports, tolls on turnpikes and bridges and rents from buildings. Payment may be adversely affected by reduction in revenues due to such factors and increased cost of maintenance or decreased use of a facility. The Sponsor cannot predict what effect conditions may have on revenues which are dependent for payment on these bonds.

   SPECIAL TAX BONDS. Special tax bonds are payable for and secured by the revenues derived by a municipality from a particular tax. Examples of special taxes are a tax on the rental of a hotel room, on the purchase of food and beverages, on the rental of automobiles or on the consumption of liquor. Special tax bonds are not secured by the general tax revenues of the municipality, and they do not represent general obligations of the municipality. Payment on special tax bonds may be adversely affected by a reduction in revenues realized from the underlying special tax. Also, should spending on the particular goods or services that are subject to the special tax decline, the municipality may be under no obligation to increase the rate of the special tax to ensure that sufficient revenues are raised from the shrinking taxable base.
   TAX ALLOCATION BONDS. Tax allocation bonds are typically secured by incremental tax revenues collected on property within the areas where redevelopment projects, financed by bond proceeds are located. Bond payments are expected to be made from projected increases in tax revenues derived from higher assessed values of property resulting from development in the particular project area and not from an increase in tax rates. Special risk considerations include: variations in taxable values of property in the project area; successful appeals by property owners of assessed valuations; substantial delinquencies in the payment of property taxes; or imposition of any constitutional or legislative property tax rate decrease.

   TRANSIT AUTHORITY BONDS. Mass transit is generally not self-supporting from fare revenues. Additional financial resources must be made available to ensure operation of mass transit systems as well as the timely payment of debt service. Often such financial resources include federal and state subsidies, lease rentals paid by funds of the state or local government or a pledge of a special tax. If fare revenues or the additional financial resources do not increase appropriately to pay for rising operating expenses, the ability of the issuer to adequately service the debt may be adversely affected.

   CONVENTION FACILITY BONDS. The portfolio of a Trust may contain Bonds of issuers in the convention facilities category. Bonds in the convention facilities category include special limited obligation securities issued to finance convention and sports facilities payable from rental payments and annual governmental appropriations. The governmental agency is not obligated to make payments in any year in which the monies have not been appropriated to make such payments. In addition, these facilities are

26  Understanding Your Investment
limited use facilities that may not be used for purposes other than as convention centers or sports facilities.

   CORRECTIONAL FACILITY BONDS. The portfolio of a Trust may contain Bonds of issuers in the correctional facilities category. Bonds in the correctional facilities category include special limited obligation securities issued to construct, rehabilitate and purchase correctional facilities payable from governmental rental payments and/ or appropriations.

   TOBACCO SETTLEMENT BONDS. Tobacco settlement bonds are municipal obligations that are backed entirely by expected revenues to be derived from lawsuits settled between governmental entities and American tobacco companies involving tobacco related deaths and illnesses. The settlements primarily involve Phillip Morris; R.J. Reynolds; Brown & Williamson, a division of British American Tobacco; and Lorillard, a division of the Loews Corporation. Revenues from approximately 17 other companies are also providing part of the settlement payments. Because tobacco settlement bonds are backed by a single source of revenue--the payments from tobacco companies, the creditworthiness of the bonds depends in large part, on the ability of these companies to meet their obligations. Risk factors facing tobacco companies include: reduced cigarette consumption, increased taxes on cigarettes, continuing litigation and the possibility of bankruptcy. The initial and annual payments made by the tobacco companies will be adjusted based on a number of factors, the most important of which is domestic cigarette consumption. If the volume of cigarettes shipped in the U.S. by manufacturers participating in the settlement decreases significantly, payments due from them will also decrease. Demand for cigarettes in the U.S. could continue to decline due to price increases needed to recoup the cost of payments by tobacco companies. Demand could also be affected by: anti-smoking campaigns, tax increases, reduced advertising, enforcement of laws prohibiting sales to minors; elimination of certain sales venues such as vending machines; and the spread of local ordinances restricting smoking in public places.

   LITIGATION AND LEGISLATION. To the best knowledge of the Sponsor, there is no litigation pending as of the Initial Date of Deposit in respect of any Bonds which might reasonably be expected to have a material adverse effect upon the Trusts. At any time after the Initial Date of Deposit, litigation may be initiated on a variety of grounds, or legislation may be enacted, with respect to Bonds in a Trust. Litigation, for example, challenging the issuance of pollution control revenue bonds under environmental protection statutes may affect the validity of Bonds or the tax-free nature of their interest. While the outcome of litigation of this nature can never be entirely predicted, opinions of bond counsel are delivered on the date of issuance of each Bond to the effect that the Bond has been validly issued and that the interest thereon is exempt from regular federal income tax. In addition, other factors may arise from time to time which potentially may impair the ability of issuers to make payments due on the Bonds.

   TAX EXEMPTION. From time to time Congress considers proposals to tax the interest on state and local obligations, such as the Bonds. The Supreme Court has concluded that the U.S. Constitution does not prohibit Congress from passing a nondiscriminatory tax on interest on state and local obligations. This type of legislation, if enacted into law, could adversely affect an investment in Units. See "Tax Status" herein for a more detailed discussion concerning the tax consequences of an investment in Units.

                                               Understanding Your Investment  27

Unitholders are urged to consult their own tax advisers.

   ADDITIONAL DEPOSITS. The Trust Agreement authorizes the Sponsor to increase the size of a Trust and the number of Units thereof by the deposit of additional securities, or cash (including a letter of credit) with instructions to purchase additional securities, in the Trust and the issuance of a corresponding number of additional Units. If the Sponsor deposits cash, existing and new investors may experience a dilution of their investments and a reduction in their anticipated income because of fluctuations in the prices of the securities between the time of the cash deposit and the purchase of the Securities. To minimize this effect, each Trust will attempt to purchase the Securities as close to the Evaluation Time or as close to the evaluation prices as possible.

                                PUBLIC OFFERING

   OFFERING PRICE. The price of the Units of each Trust as of the Initial Date of Deposit was determined by adding to the Evaluator's determination of the aggregate offering price of the Securities per Unit, a sales charge of 4.90% of the Public Offering Price (excluding organization costs) thereof equal to 5.152% of the aggregate offering price of the Securities per Unit and a pro rata portion of estimated organization costs. During the initial public offering period, sales of at least $50,000 or 50 Units will be entitled to a volume discount from the Public Offering Price as described below. For purchases settling after the First Settlement Date, a proportionate share of accrued and undistributed interest on the Securities at the date of delivery of the Units to the purchaser is also added to the Public Offering Price. However, after the initial offering period the Public Offering Price of the Units will not include a pro rata portion of estimated organizational costs.

   During the initial offering period the aggregate offering price of the Securities in each Trust is determined by the Evaluator (1) on the basis of current offering prices for the Securities, (2) if offering prices are not available for any Securities, on the basis of current offering prices for comparable securities, (3) by making an appraisal of the value of the Securities on the basis of offering prices in the market, or (4) by any combination of the above. Such determinations are made each business day during the initial public offering period as of the Evaluation Time set forth in "Essential Information," effective for all sales made subsequent to the last preceding determination. For information relating to the calculation of the Redemption Price, which is based upon the aggregate bid price of the underlying Securities and which may be expected to be less than the aggregate offering price. See "Rights of Unitholders-Redemption" for information relating to redemption of Units.

   During the initial public offering period, purchasers of $50,000 or more will be entitled to a volume discount from the Public Offering Price as set forth in the table below:

       AMOUNT OF        SALES     DEALER
        PURCHASE        CHARGE  CONCESSION
        --------        ------  ----------
  Less than $50,000     4.90%       3.20%
  $50,000 -- $99,999    4.75%       3.20%
  $100,000 -- $249,999  4.50%       3.20%
  $250,000 -- $499,999  4.25%       3.20%
  $500,000 -- $999,999  3.50%       2.50%
  $1,000,000 or more    3.00%       2.00%

   We apply these sales charge fees and dealer concessions as a percent of the unit price at the time of purchase. We also apply the different purchase levels on a unit basis using a $1,000

28  Understanding Your Investment

Unit equivalent. For example, if you purchase between 100 and 249 Units during the initial offering period, your sales charge is 4.50% of your Unit price.

   On the Initial Date of Deposit only, a special dealer concession will be applied to purchases by a single dealer or Underwriter as follows: 3.60% on purchases of at least $100,000 but less than $250,000; 3.75% on purchases of between $250,000 and $499,999; 3.90% on purchases of between $500,000 and $999,999; and 4.00% on purchases of $1,000,000 or more. Although subsequent purchases by the same dealer or Underwriter will not be aggregated with purchases made on the Initial Date of Deposit in order for them to receive a higher dealer concession, those subsequent purchases will also be entitled to the special dealer concession established on the Initial Date of Deposit. For example, a dealer who purchases between $250,000 and $499,999 of Units on the Initial Date of Deposit will be entitled to a dealer concession of 3.75% on all of their subsequent purchases of Units of such Trust.

   The secondary market Public Offering Price of the Units of a Trust is based on the aggregate bid price of the Bonds in the Trust (as determined by the Evaluator) plus a sales charge determined in accordance with the schedule set forth below, which is based upon the maturities of each Bond in the Trust. The Sponsor has implemented this variable format as a more equitable method of assessing the sales charge for secondary market purchases. For purposes of computation, Bonds will be deemed to mature on their expressed maturity dates unless the Evaluator evaluates the price of the Bonds to a different date such as a call date or a mandatory tender date, in which case the maturity will be deemed to be such other date.

   This method of sales charge computation in the secondary market period will apply different sales charge rates to each Bond in a Trust based upon the maturity of each such Bond in accordance with the following schedule:

        AMOUNT OF        SALES     DEALER
        PURCHASE         CHARGE  CONCESSION
        --------         ------  ----------

  OVER 15 YEARS TO MATURITY PER BOND
    Less than $100,000   5.50%       4.00%
    $100,000 --
     $499,999            5.00%       3.50%
    $500,000 --
     $999,999            4.50%       3.00%
    $1,000,000 or more   4.00%       2.50%

  OVER 8 YEARS, BUT LESS THAN 15 YEARS TO
  MATURITY PER BOND
    Less than $100,000   4.50%       3.00%
    $100,000 --
     $499,999            4.25%       2.75%
    $500,000 --
     $999,999            4.00%       2.50%
    $1,000,000 or more   3.75%       2.25%

  OVER 4 YEARS, BUT LESS THAN 8 YEARS TO
  MATURITY PER BOND
    Less than $100,000   3.50%       2.00%
    $100,000 --
     $499,999            3.25%       1.75%
    $500,000 --
     $999,999            3.00%       1.50%
    $1,000,000 or more   2.75%       1.25%

  LESS THAN 4 YEARS TO MATURITY PER BOND
    Less than $250,000   2.00%       1.00%
    $250,000 or more     1.50%       1.00%

   We apply these sales charge fees and dealer concessions as a percent of the Unit price at the time of purchase. We also apply the different purchase levels on a Unit basis using a $1,000 Unit equivalent. For example, if you purchase between 100 and 499 Units in the secondary market period with ten years to maturity per bond, your sales charge is 4.25% of your Unit price.

                                               Understanding Your Investment  29

   The above volume discount will be the responsibility of the selling Underwriter or dealer and will apply on all purchases at any one time by the same person of Units in a Trust in the amounts stated. Units held in the name of the spouse of the purchaser or in the name of a child of the purchaser under 21 years of age are deemed for the purposes hereof to be registered in the name of the purchaser. The graduated sales charges are also applicable to a trustee or other fiduciary purchasing Units for a single trust estate or single fiduciary account.

   Certain commercial banks are making Units of the Trusts available to their customers on an agency basis. Furthermore, as a result of certain legislative changes effective November 1999, banks are no longer prohibited from certain affiliations with securities firms. This new legislation grants banks new authority to conduct certain authorized activity, such as sales of Units, through financial subsidiaries. A portion of the sales charge discussed above is retained by or remitted to the banks or their financial subsidiaries for these agency and brokerage transactions.

   MARKET FOR UNITS. Although it is not obligated to do so, the Sponsor intends to maintain a market for the Units of the Trusts and continuously to offer to purchase Units of the Trusts during the initial offering period at prices based upon the aggregate offering price of the Securities in the Trusts, and thereafter at prices based on the aggregate bid price of the related Securities. After the initial offering period, the Sponsor's Repurchase Price shall be not less than the Redemption Price plus accrued interest through the expected date of settlement. (See "Rights of Unitholders-Redemption-Computation of Redemption Price per Unit." There is no sales charge incurred when a Unitholder sells Units back to the Sponsor. Any Units repurchased by the Sponsor may be reoffered to the public by the Sponsor at the Public Offering Price at such time, plus accrued interest.

   If the supply of Units of any Series exceeds demand, or for some other business reason, the Sponsor may discontinue purchases of Units of such Series at prices based on the aggregate bid price of the Securities. The Sponsor does not in any way guarantee the enforceability, marketability, or price of any Security in the portfolio or of the Units of the Trusts. In the event that a market is not maintained for the Units of the Trusts, a Unitholder desiring to dispose of his Units may be able to do so only by tendering such Units to the Trustee for redemption at the Redemption Price, which is based upon the aggregate bid price of the underlying Securities. The aggregate bid price of the Securities in a Trust may be expected to be less than the aggregate offering price. If a Unitholder wishes to dispose of his Units, he should inquire of the Sponsor as to current market prices prior to making a tender for redemption to the Trustee. See "Rights of Unitholders-Redemption" and "Sponsor."

   Employees (and their immediate families) of the Sponsor may, pursuant to employee benefit arrangements, purchase Units of the Trusts at a price equal to the offering side evaluation of the underlying Securities in the Trusts during the initial offering period and at the bid side thereafter, divided by the number of Units outstanding. Such purchases are not subject to a sales charge nor do they pay a dealer concession. Such arrangements result in less selling effort and selling expenses than sales to

30  Understanding Your Investment
employee groups of other companies. Resales or transfers of Units purchased under the employee benefit arrangements may only be made through the Sponsor's secondary market, so long as it is being maintained.

   ADVISORY AND WRAP FEE ACCOUNTS. We reduce your sales charge for purchases made through registered investment advisers, certified financial planners or registered broker-dealers who charge periodic fees in lieu of commissions or who charge for financial planning or for investment advisory or asset management services or provide these services as part of an investment account where a comprehensive "wrap fee" is imposed. We reduce your sales charge by the amount of the sales charge that we would normally pay to your financial professional. You pay only the portion of the sales charge that the sponsor retains. Such purchases will not pay a dealer concession.

   DISTRIBUTION OF UNITS. It is the Underwriters' intention to qualify Units of the Trusts for sale in certain of the states and to effect a public distribution of the Units through the Underwriters and dealers. Upon completion of the initial public offering, Units which remain unsold or which may be acquired in the secondary market may be offered by this Prospectus at the Public Offering Price determined in the manner provided for secondary market sales.

   It is the Sponsor's intention to qualify Units of each Trust for sale through the Underwriters and dealers who are members of the National Association of Securities Dealers, Inc. Units will initially be sold to dealers at prices which reflect a concession equal to the amount designated in the tables under "Public Offering-Offering Price." The Sponsor reserves the right to change the amount of the concession to dealers from time to time and to vary the amount of the concession to affiliated dealers.

   Sales will be made only with respect to whole Units, and the Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units. A purchaser does not become a Unitholder or become entitled to exercise the rights of a Unitholder (including the right to redeem his Units) until he has paid for his Units. Generally, such payment must be made within three business days after an order for the purchase of Units has been placed. The price paid by a Unitholder is the Public Offering Price in effect at the time his order is received, plus accrued interest. This price may be different from the Public Offering Price in effect on any other day, including the day on which he made payment for the Units.

   Underwriters and broker-dealers of the Trusts, banks and/or others are eligible to participate in a program in which such firms receive from the Sponsor a nominal award for each of their registered representatives who have sold a minimum number of units of unit investment trusts created by the Sponsor during a specified time period. In addition, at various times the Sponsor may implement other programs under which the sales forces of Underwriters, brokers, dealers, banks and/or others may be eligible to win other nominal awards for certain sales efforts, or under which the Sponsor will re-allow to any such Underwriters, brokers, dealers, banks and/or others that sponsor sales contests or recognition programs conforming to criteria established by the Sponsor, or participate in sales programs sponsored by the Sponsor, an amount not exceeding the total applicable sales charges on the sales generated by such person at the public offering price during such programs. Also, the Sponsor in their discretion may from time to time, pursuant to objective

                                               Understanding Your Investment  31
criteria established by the Sponsor, pay fees to qualifying Underwriters, brokers, dealers, banks and/or others for certain services or activities which are primarily intended to result in sales of Units of the Trusts. Such payments are made by the Sponsor out of their own assets and not out of the assets of a Trust. These programs will not change the price Unitholders pay for their Units or the amount that a Trust will receive from the Units sold.

   SPONSOR'S AND UNDERWRITERS' PROFITS. As set forth under "Public Offering-Offering Price," the Underwriters will receive gross commissions equal to the specified percentages of the Public Offering Price of the Units of each Trust. The Sponsor also from time to time may pay, in addition to the amounts described under "Public Offering-Offering Price," an additional concession, in the form of cash or other compensation, to any Underwriter who underwrites or sells, during a specific period, minimum dollar amounts of the Units of a Trust. In no event will such additional concession paid by the Sponsor to the Underwriter exceed the difference between the sales charge and the Underwriter's allowance in respect of Units underwritten by the Underwriter. Such Units then may be distributed to the public by the dealers at the Public Offering Price then in effect.

   In addition, the Sponsor realizes a profit or sustains a loss, as the case may be, in the amount of any difference between the cost of the Securities to a Trust (which is based on the aggregate offering price of the Securities on the Initial Date of Deposit) and the purchase price of such Securities to the Sponsor (which is the cost of such Securities at the time they were acquired for the account of the Trust). See "Summary of Essential Financial Information." In addition, the Sponsor may realize profits or sustain losses with respect to Bonds deposited in a Trust which were acquired from the Sponsor or from one or more of the underwriting syndicates of which they were members. During the initial offering period, the Underwriters also may realize profits or sustain losses as a result of fluctuations after the Initial Date of Deposit in the offering prices of the Securities and hence in the Public Offering Price received by the Underwriters for Units.

   In maintaining a market for the Units of a Trust (see "Market for Units") the Sponsor and Underwriters will also realize profits or sustain losses in the amount of any difference between the price at which they buy Units and the price at which they resell or redeem such Units and to the extent they earn sales charges on resales.

                     ESTIMATED CURRENT RETURN AND ESTIMATED
                        LONG-TERM RETURN TO UNITHOLDERS

   The rate of return on each Unit is measured in terms of both Estimated Current Return and Estimated Long-Term Return. The Estimated Current Return per Unit and Estimated Long-Term Return per Unit, each as of the business day prior to the Initial Date of Deposit, is set forth under "Summary of Essential Financial Information." Information regarding the estimated distributions of principal and interest to Unitholders of the Trusts is available from the Sponsor on request.

   Estimated Current Return is computed by dividing the Estimated Net Annual Interest Income per Unit by the Public Offering Price. Estimated Net Annual Interest Income per Unit will vary with changes in fees and expenses of the Trustee and the Evaluator and with principal prepayment, redemption, maturity, exchange or sale of Bonds. The Public Offering Price per Unit will vary with changes in the offering price of the Bonds. Estimated Current Return takes

32  Understanding Your Investment
into account only the interest payable on the Bonds and does not involve a computation of yield to maturity or to an earlier redemption date nor does it reflect any amortization of premium or discount from par value on the Bond's purchase price. Moreover, because interest rates on Bonds purchased at a premium are generally higher than current interest rates on newly issued bonds of a similar type with comparable ratings, the Estimated Current Return per Unit may be affected adversely if such Bonds are redeemed prior to their maturity. Therefore, there is no assurance that the Estimated Current Return as set forth under "Summary of Essential Financial Information" will be realized in the future.

   Estimated Long-Term Return is calculated using a formula that (i) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (taking into account the amortization of premiums and the accretion of discounts) and estimated retirements of all the Bonds in a Trust and (ii) takes into account the expenses and sales charge associated with each Unit of the Trust. The Estimated Long-Term Return assumes that each Bond is retired on its pricing life date (I.E., that date which produces the lowest dollar price when yield price calculations are done for each optional call date and the maturity date of a callable security). If the Bond is retired on any optional call or maturity date other than the pricing life date, the yield to the holder of that Bond may be different than the initial quoted yield. Since the market values and estimated retirements of the Bonds, the expenses of the Trusts and the Net Annual Interest Income and Public Offering Price per Unit may change, there is no assurance that the Estimated Long-Term Return as set forth under "Summary of Essential Financial Information" will be realized in the future.

                                   TAX STATUS

   This section summarizes some of the main U.S. federal income tax consequences of owning Units of a Trust. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state or foreign taxes. As with any investment, you should consult your own tax professional about your particular consequences. In addition, the Internal Revenue Service issued new withholding and reporting regulations effective January 1, 2001. Foreign investors should consult their own tax advisors regarding the tax consequences of these regulations.

   In the opinion of Chapman and Cutler, counsel to the Trusts, under existing law as of the date of this prospectus:

   ASSETS OF THE TRUSTS. A Trust will hold various debt obligations (the "Bonds") of state and local governmental entities. All of the assets held by a Trust constitute the "Trust Assets." For purposes of this federal tax discussion, it is assumed that the Bonds constitute debt the interest on which is excluded from gross income for federal income tax purposes.

   TRUST STATUS. A Trust will not be taxed as a corporation for federal income tax purposes. As a Unit owner, you will be treated as the owner of a pro rata portion of the assets of your trust, and as such you will be considered to have received a pro rata share of income (e.g., accruals of market discount and capital gains, if any) from the Trust Assets when such income would

                                               Understanding Your Investment  33
be considered to be received by you if you directly owned the Trust Assets. This is true even if you elect to have your distributions automatically reinvested into additional Units. In addition, the income from the Trust Assets which you must take into account for federal income tax purposes is not reduced by amounts used to pay Trust expenses (including the deferred sales charge, if any).

   EXCLUSION FROM GROSS INCOME OF INTEREST. At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from Federal gross income were rendered by bond counsel to the respective issuing authorities, based on certain representations and subject to compliance with certain covenants. Neither the Sponsor, its counsel, nor any of the Special Counsel to the Fund for State tax matters have made any special review for the Fund of the proceedings relating to the issuance of the Bonds, the bases for the bond counsel opinions, or compliance with the covenants required for tax-exemption. The Internal Revenue Service (the "Service") has an ongoing program of auditing tax-exempt obligations to determine whether, in the view of the Service, interest on such tax-exempt obligations is includible in the gross income of the owners thereof for federal income tax purposes. It cannot be predicted whether or not the Service will commence an audit of any of the Bonds. If an audit is commenced, under current procedures of the Service, Unitholders may have no right to participate in such procedure. If the interest on a Bond should be determined to be taxable, the Bond would generally have to be sold at a substantial discount. In addition, investors could be required to pay income tax on interest received both prior to and after the date on which interest is determined to be taxable.
   Your pro rata share of interest on the Bonds will be excluded from your gross income for federal income tax purposes to the same extent that such interest would be excluded from your gross income if you directly owned the Bonds. However, such interest may be taken into account in computing the alternative minimum tax, and the branch profits tax imposed on certain foreign corporations.

   Ownership of the Units may result in collateral federal income tax consequences to certain Unitholders, including, without limitation, corporations subject to the branch profits tax, financial institutions, certain insurance companies, certain S corporations, individual recipients of Social Security or Railroad Retirement benefits and Unitholders who may be deemed to have incurred (or continued) indebtedness to purchase or carry tax-exempt obligations.

   If you are a "substantial user" of the facilities financed with the proceeds of certain Bonds, or a related person to a substantial user, you will not be able to exclude from your gross income interest with respect to these Bonds. "Substantial user" and "related person" are defined under federal income tax law.

   For purposes of computing the alternative minimum tax for individuals and corporations, interest on certain bonds is included as an item of tax preference. EXCEPT AS OTHERWISE NOTED HEREIN, THE TRUSTS DO NOT INCLUDE ANY SUCH BONDS.

   In the case of certain corporations, the alternative minimum tax depends upon the corporation's alternative minimum taxable income ("AMTI"), which is the corporation's taxable income with certain adjustments. One of the adjustment items used in computing AMTI of a corporation (excluding S Corporations, Regu-

34  Understanding Your Investment
lated Investment Companies, Real Estate Investment Trusts, REMICs or FASITs) is an amount equal to 75% of the excess of such corporation's "adjusted current earnings" over an amount equal to its AMTI (before such adjustment item and the alternative tax net operating loss deduction). "Adjusted current earnings" includes all tax-exempt interest, including interest on all of the Bonds in a Trust. In addition, a branch profits tax is levied on the "effectively connected earnings and profits" of certain foreign corporations, which include tax-exempt interest, such as interest on the Bonds in a Trust.

   YOUR TAX BASIS AND INCOME OR LOSS UPON DISPOSITION. If your Trust disposes of Trust Assets, you will generally recognize gain or loss. If you dispose of your Units or redeem your Units for cash, you will also generally recognize gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in the related Trust Assets from your share of the total amount received in the transaction. You can generally determine your initial tax basis in each Trust Asset by apportioning the cost of your Units, generally including sales charges, among each Trust Asset ratably according to their value on the date you purchase your Units. In certain circumstances, however, you may have to adjust your tax basis after you purchase your Units (for example, in the case of accruals of original issue discount, market discount, premium and accrued interest, as discussed below).

   If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term gains from most property acquired after December 31, 2000, with a holding period of more than five years.

   Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Units to determine your holding period. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code, however, treats certain capital gains as ordinary income in special situations.

   DISCOUNT, ACCRUED INTEREST AND PREMIUM ON DEBT OBLIGATIONS. Some Bonds may have been sold with original issue discount. This generally means that the Bonds were originally issued at a price below their face (or par) value. Original issue discount accrues on a daily basis and generally is treated as interest income for federal income tax purposes. Thus, the accrual of original discount will be excluded from your gross income for federal income tax purposes to the same extent as interest on the Bonds, as discussed above. Your basis of each Bond which was issued with original issue discount must be increased as original issue discount accrues.

   Some Bonds may have been purchased by you or a Trust at a market discount. Market discount is generally the excess of the stated redemption price at maturity for the Bonds over the purchase price of the Bond. Market discount can arise based on the price a Trust pays for a Bond or on the price you pay for your Units. Market discount is taxed as ordinary income. You will recognize this income when your Trust receives principal payments on the Bond, when the Bond is disposed of or redeemed, or when you sell or redeem your Units. Alternatively, you may elect to include market discount in taxable income as it accrues. Whether or not

                                               Understanding Your Investment  35
you make this election will affect how you calculate your basis and the timing of certain interest expense deductions.

   Alternatively, some Bonds may have been purchased by you or your Trust at a premium. Generally, if the tax basis of your pro rata portion of any Bond, generally including sales charges, exceeds the amount payable at maturity, such excess is considered premium. You must amortize bond premium on a constant yield basis over the remaining term of the Bond in a manner that takes into account potential call dates and call prices. You cannot deduct amortized bond premium relating to a Bond. The amortized bond premium is treated as a reduction in the tax-exempt interest received. As bond premium is amortized, it reduces your basis in the Bond. The tax basis reduction requirement may result in your realizing a taxable gain when your Units are sold or redeemed for an amount equal to or less than your cost.

   If the price of your Units includes accrued interest on a Bond, you must include the accrued interest in your tax basis in that Bond. When your Trust receives this accrued interest, you must treat it as a return of capital and reduce your tax basis in the Bond.

   This discussion provides only the general rules with respect to the tax treatment of original issue discount, market discount and premium. The rules, however, are complex and special rules apply in certain circumstances. For example, the accrual of market discount or premium may differ from the discussion set forth above in the case of Bonds that were issued with original issue discount.

   EXCHANGES AND ROLLOVERS. If you elect to reinvest amounts received from a Trust into a future trust, it is considered a sale for federal income tax purposes, and any gain on the sale will be treated as a capital gain, and any loss will be treated as a capital loss. However, any loss you incur in connection with the exchange of your Units of your Trust for units of a future trust will generally be disallowed with respect to this deemed sale and subsequent deemed repurchase, to the extent the two trusts have substantially identical assets under the wash sale provisions of the Internal Revenue Code.

   LIMITATIONS ON THE DEDUCTIBILITY OF TRUST EXPENSES. Generally, for federal income tax purposes, you must take into account your full pro rata share of your Trust's income, even if some of that income is used to pay Trust expenses. You may deduct your pro rata share of each expense paid by a Trust to the same extent as if you directly paid the expense. You may, however, be required to treat some or all of the expenses of your Trust as miscellaneous itemized deductions. Individuals may only deduct certain miscellaneous itemized deductions to the extent they exceed 2% of adjusted gross income. Your ability to deduct Trust expenses is also limited to the extent the expenses are allocable to tax-exempt interest from the respective Trust.

                             RIGHTS OF UNITHOLDERS

   OWNERSHIP OF UNITS. Ownership of Units of the Trusts will not be evidenced by certificates unless a Unitholder, the Unitholder's registered broker/dealer or the clearing agent for such broker/dealer makes a written request to the Trustee. All evidence of ownership of uncertificated Units will be recorded in book-entry form either at Depository Trust Company ("DTC") through an investor's broker's account or through registration of the Units on the books of the Trustee. Units held through DTC will be registered in the nominee name CEDE & CO.

36  Understanding Your Investment

Individual purchases of beneficial ownership interest in a Trust will be made in book-entry form through DTC or the Trustee unless a certificate is properly requested. Ownership and transfer of book-entry Units will be evidenced and accomplished by book-entries made by DTC and its participants if the Units are evidenced at DTC, or otherwise will be evidenced and accomplished by book-entries made by the Trustee. DTC will record ownership and transfer of the Units among DTC participants and forward all notices and credit all payments received in respect of the Units held by the DTC participants. Beneficial owners of book-entry Units will receive written confirmation of their purchases and sale from the broker-dealer or bank from whom their purchase was made. Units are transferable by making a written request to the trustee and, in the case of Units evidenced by a certificate, by presenting and surrendering such certificate to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer which should be sent by registered or certified mail for the protection of the Unitholder. Unitholders must sign such written request, and such certificate or transfer instrument, exactly as their names appear on the records of the Trustee and on any certificate representing the Units to be transferred.

   Units may be purchased and certificates, if requested, will be issued in denominations of one Unit or any multiple thereof, subject to the minimum investment requirement. Fractions of Units, if any, will be computed to three decimal places. Any certificate issued will be numbered serially for identification, issued in fully registered form and will be transferable only on the books of the Trustee. The Trustee may require a Unitholder to pay a reasonable fee, to be determined in the sole discretion of the Trustee, for each certificate re-issued or transferred and to pay any governmental charge that may be imposed in connection with each such transfer or interchange. The Trustee at the present time does not intend to charge for the normal transfer or interchange of certificates. Destroyed, stolen, mutilated or lost certificates will be replaced upon delivery to the Trustee of satisfactory indemnity (generally amounting to 3% of the market value of the Units), affidavit of loss, evidence of ownership and payment of expenses incurred. Any Unitholder who holds a certificate may change to book entry ownership by submitting to the Trustee the certificate along with a written request that the Units represented by such certificate be held in book entry form.

   Certificates for Units of the Trusts will bear an appropriate notation on their face indicating which plan of distribution has been selected. When a change is made, the existing certificates must be surrendered to the Trustee and new certificates issued to reflect the currently effective plan of distribution. There will be no charge for this service. Holders of book entry Units can change their plan of distribution by making a written request to the Trustee, which will issue a new book entry position confirmation to reflect such change.

   DISTRIBUTION OF INTEREST AND PRINCIPAL. Unitholders may elect to receive interest distributions either monthly or semi-annually. Principal, including capital gains, will be distributed monthly; provided, however, that, other than for purposes of redemption, no distribution need be made from the Principal Account if the balance therein is less than $1.00 per Unit then outstanding. If such conditions exist, the Trustee shall, on the next succeeding monthly Distribution Date, distribute the Unitholder's pro rata share of the balance of the Principal Account. Interest received by a Trust will be distributed on each applicable Distribution Date to

                                               Understanding Your Investment  37

Unitholders of record of the Trust as of the preceding applicable Record Date who are entitled to such distributions at that time under the plan of distribution chosen. All distributions will be net of applicable expenses and funds required for the redemption of Units. See "Essential Information," "Rights of Unitholders-Expenses and Charges" and "Rights of Unitholders-Redemption."

   The Trustee will credit to the Interest Account for a Trust all interest received by the Trust, including that part of the proceeds of any disposition of Securities which represents accrued interest. Other receipts of the Trusts will be credited to the Principal Account for the Trust. The pro rata share of the Interest Account of the Trusts and the pro rata share of cash in the Principal Account (other than amounts representing failed contracts as previously discussed) represented by each Unit thereof will be computed by the Trustee each applicable Record Date. See "Essential Information." Proceeds received from the disposition of any of the Securities subsequent to a monthly Record Date and prior to the next succeeding monthly Distribution Date will be held in the Principal Account for a Trust and will not be distributed until the second succeeding monthly Distribution Date. Because interest on the Securities is not received by a Trust at a constant rate throughout the year, any particular interest distribution may be more or less than the amount credited to the Interest Account of a Trust as of the applicable Record Date. See "Essential Information." Persons who purchase Units between a Record Date and a Distribution Date will receive their first distribution on the second Distribution Date following their purchase of Units under the applicable plan of distribution.

   The difference between the estimated net interest accrued to the first Record Date and to the related Distribution Date is an asset of the respective Unitholder and will be realized in subsequent distributions or upon the earlier of the sale of such Units or the maturity, redemption or sale of Securities in a Trust.

   Record dates for monthly distributions will be the first day of the month. Record dates for semi-annual distributions will be the first day of January and July. All Unitholders, however, who purchase Units during the initial public offering period and who hold them of record on the first Record Date will receive the first distribution of interest. Details of estimated interest distributions under the payment plans, on a per Unit basis, appear in the "Summary of Essential Financial Information." The amount of the regular distributions will generally change when Securities are redeemed, mature or are sold or when fees and expenses increase or decrease.

   The plan of distribution selected by a Unitholder will remain in effect until changed. Unitholders purchasing Units in the secondary market will initially receive distributions in accordance with the election of the prior owner. Unitholders desiring to change their plan of distribution may do so by sending a written notice requesting the change, together with any certificates, to the Trustee. The notice and any certificates must be received by the Trustee not later than the semi-annual Record Date to be effective as of the semi-annual distribution following the subsequent semi-annual Record Date. Unitholders are requested to make any such changes within 45 days prior to the applicable Record Date. Certificates should only be sent by registered or certified mail to minimize the possibility of their being lost or stolen.

   The Trustee will, as of the fifteenth day of each month, deduct from the Interest Account and, to the extent funds are not sufficient

38  Understanding Your Investment
therein, from the Principal Account, amounts necessary to pay the expenses of a Trust as of the first day of such month. See "Rights of Unitholders-Expenses and Charges." The Trustee also may withdraw from said accounts such amounts, if any, as it deems necessary to establish a reserve for any governmental charges payable out of a Trust. Amounts so withdrawn shall not be considered a part of the Trust's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate account. In addition, the Trustee may withdraw from the Interest Account and the Principal Account such amounts as may be necessary to cover redemption of Units by the Trustee. See "Rights of Unitholders-Redemption." Funds which are available for future distributions, payments of expenses and redemptions are in accounts which are non-interest bearing to the Unitholders and are available for use by the Trustee pursuant to normal banking procedures.

   Because interest on Securities in a Trust is payable at varying intervals, usually in semi-annual installments, the interest accruing to a Trust will not be equal to the amount of money received and available for distribution from the Interest Account to Unitholders. Therefore, on each applicable Distribution Date, the amount of interest actually deposited in the Interest Account and available for distribution may be slightly more or less than the interest distribution made. In order to eliminate fluctuations in interest distributions resulting from such variances during the first year of a Trust, the Trustee is required by the Trust Agreement to advance such amounts as may be necessary to provide interest distributions of approximately equal amounts. In addition, the Trustee has agreed to advance sufficient funds to a Trust in order to reduce the amount of time before distributions of interest to Unitholders commence. The Trustee will be reimbursed, without interest, for any such advances from funds available from the Interest Account of a Trust. The Trustee's fee takes into account the costs attributable to the outlay of capital needed to make such advances.

   In order to acquire certain of the Securities subject to contract, it may be necessary to pay on the settlement dates for delivery of such Securities amounts covering accrued interest on such Securities which exceed the amounts paid by Unitholders. The Trustee has agreed to pay for any amounts necessary to cover any such excess and will be reimbursed therefor (without interest) when funds become available from interest payments on the particular Securities with respect to which such payments may have been made. Also, since interest on such Securities in the portfolio of a Trust (see "The Trust Portfolio") does not begin accruing as tax-exempt interest income to the benefit of Unitholders until such Bonds' respective dates of delivery (accrued interest prior to delivery being treated under the Code as a return of principal), the Trustee will, in order to cover interest treated as a return of principal, adjust its fee downward in an amount equal to the amount of interest that would have so accrued as tax-exempt interest (if not treated as a return of principal) on such Securities between the date of settlement for the Units and such dates of delivery.

   In addition, because of the varying interest payment dates of the Securities comprising the Trust portfolio, accrued interest at any point in time, subsequent to the recovery of any advancements of interest made by the Trustee, will be greater than the amount of interest actually received by a Trust and distributed to Unitholders. Therefore, there will usually remain an item of accrued interest that is added to the value of the Units. If a Unitholder sells all

                                               Understanding Your Investment  39
or a portion of his Units, he will be entitled to receive his proportionate share of the accrued interest from the purchaser of his Units. Similarly, if a Unitholder redeems all or a portion of his Units, the Redemption Price per Unit which he is entitled to receive from the Trustee will also include accrued interest on the Securities. Thus, the accrued interest attributable to a Unit will not be entirely recovered until the Unitholder either redeems or sells such Unit or until a Trust is terminated.

   EXPENSES AND CHARGES. INITIAL EXPENSES. Investors will bear all or a portion of the costs incurred in organizing their Trust -- including costs of preparing the registration statement, the trust indenture and other closing documents, registering units with the Securities and Exchange Commission (the "SEC") and the states, the initial audit of a Trust's portfolio, legal expenses, payment of closing fees and any other out-of-pocket expenses. During the initial public offering period only, a pro rata portion of such organization costs will be charged upon the investor's purchase of Units.

   FEES. A Trust will pay for its general operating expenses. Estimated annual Trust expenses are as set forth in the "Investment Summary"; if actual expenses are higher than the estimate, the excess will be borne by the Trust. The estimated expenses include listing fees but do not include the brokerage commissions and other transactional fees payable by the Trust in purchasing and selling securities. The Trustee's, Sponsor's supervisory and Sponsor's evaluation fees are set forth under "Fees and Expenses" in the Investment Summary. The Trustee's fee and the Sponsor's evaluation fee, which is earned for portfolio evaluation services, are based on the principal amount of Bonds on a monthly basis. The Sponsor's supervisory fee, which is earned for portfolio supervisory services, is based on the largest number of Units in a Trust at any time during such period. The Sponsor's supervisory fee and Sponsor's evaluation fee, which are not to exceed the maximum amount set forth under "Fees and Expenses" for each Trust, may exceed the actual costs of providing portfolio supervisory or evaluation services for the Trust, but at no time will the total amount the Sponsor receives for portfolio supervisory services or evaluation services rendered to all series of Claymore Securities Defined Portfolios in any calendar year exceed the aggregate cost to them of supplying such services in such year.

   The Trustee will receive for its ordinary recurring services to each Trust an annual fee in the amount set forth under "Fees and Expenses" for the Trust; provided, however, that such fees may be adjusted as set forth under "Fees and Expenses." There is no minimum fee and, except as hereinafter set forth, no maximum fee. For a discussion of certain benefits derived by the Trustee from the Trust's funds, see "Rights of Unitholders-Distribution of Interest and Principal." For a discussion of the services performed by the Trustee pursuant to its obligations under the Trust Agreement, reference is made to the material set forth under "Rights of Unitholders."

   The Trustee's fee and the Sponsor's fees are payable monthly, each from the Interest Account to the extent funds are available and then from the Principal Account. These fees may be increased without approval of the Unitholders by amounts not exceeding proportionate increases in consumer prices for services as measured by the United States Department of Labor's Consumer Price Index entitled "All Services Less Rent"; except no such increase in the Trustee's fee will be so made for the sole purpose of making up any downward adjustment therein. If the balances in the Principal and

40  Understanding Your Investment

Interest Accounts are insufficient to provide for amounts payable by a Trust, or amounts payable to the Trustee which are secured by its prior lien on the Trust, the Trustee is permitted to sell Bonds to pay such amounts.

   OTHER CHARGES. The following additional charges are or may be incurred by a
Trust: all expenses (including audit and counsel fees) of the Trustee incurred in connection with its activities under the Trust Agreement, including annual audit expenses by independent public accountants selected by the Sponsor, the expenses and costs of any action undertaken by the Trustee to protect the Trust and the rights and interests of the Unitholders; fees of the Trustee for any extraordinary services performed under the Trust Agreement; indemnification of the Trustee for any loss or liability accruing to it without willful misconduct, bad faith, or gross negligence on its part, arising out of or in connection with its acceptance or administration of the Trust; and all taxes and other governmental charges imposed upon the Securities or any part of the Trust (no such taxes or charges are being levied or made or, to the knowledge of the Sponsor, contemplated). To the extent lawful, each Trust shall bear the expenses associated with updating the Trust's registration statement and maintaining registration or qualification of the Units and/or a Trust under federal or state securities laws subsequent to initial registration. Such expenses shall include legal fees, accounting fees, typesetting fees, electronic filing expenses and regulatory filing fees. The expenses associated with updating registration statements have been historically paid by a unit investment trust's sponsor. All direct distribution expenses of the Trusts (including the costs of maintaining the secondary market for the Trusts), such as printing and distributing prospectuses, and preparing, printing and distributing any advertisements or sales literature will be paid at no cost to any Trust. Any payments received by the Sponsor reimbursing it for payments made to update the Trust's registration statement will not exceed the costs incurred by the Sponsor. The above expenses, including the Trustee's fee, when paid by or owing to the Trustee, are secured by a lien on a Trust. In addition, the Trustee is empowered to sell Securities in order to make funds available to pay all expenses.

   REPORTS AND RECORDS. The Trustee shall furnish Unitholders of a Trust in connection with each distribution a statement of the amount of interest, if any, and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per Unit. Within a reasonable time after the end of each calendar year, the Trustee will furnish to each person who at any time during the calendar year was a Unitholder of record, a statement providing the following information: (1) as to the Interest Account: interest received (including amounts representing interest received upon any disposition of Securities and any earned original issue discount), and, if the issuers of the Securities are located in different states or territories, the percentage of such interest by such states or territories, deductions for payment of applicable taxes and for fees and expenses of a Trust, redemptions of Units and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (2) as to the Principal Account: the dates of disposition of any Securities and the net proceeds received therefrom (excluding any portion representing interest), deductions for payments of applicable taxes and for fees and expenses of the Trust, purchase of Replacement Bonds, redemptions of Units, the amount of any "when issued" interest

                                               Understanding Your Investment  41
treated as a return of capital and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (3) a list of the Securities held and the number of Units outstanding on the last business day of such calendar year;
(4) the Redemption Price per Unit based upon the last computation thereof made during such calendar year; and (5) amounts actually distributed during such calendar year from the Interest Account and from the Principal Account, separately stated, expressed both as total dollar amounts and as dollar amounts representing the pro rata share of each Unit outstanding.

   The Trustee shall keep available for inspection by Unitholders at all reasonable times during usual business hours, books of record and account of its transactions as Trustee including records of the names and addresses of Unitholders of a Trust, certificates issued or held, a current list of Securities in the Trust and a copy of the Trust Agreement.

   REDEMPTION. TENDER OF UNITS. While it is anticipated that Units can be sold in the secondary market, Units may also be tendered to the Trustee for redemption at its unit investment trust office at 101 Barclay Street, New York, New York 10286, on any day the New York Stock Exchange is open. At the present time there are no specific taxes related to the redemption of the Units. No redemption fee will be charged by the Sponsor or the Trustee. Units redeemed by the Trustee will be canceled.

   The Trustee must receive your completed redemption request prior to the close of the New York Stock Exchange for you to receive the unit price for a particular day. If your request is received after that time or is incomplete in any way, you will receive the next price computed after the Trustee receives your completed request. Rather than contacting the Trustee directly, your financial professional may also be able to redeem your Units by using the Investors' Voluntary Redemptions and Sales (IVORS) automated redemption service offered through Depository Trust Company.

   To redeem your Units which are evidenced by registered certificates, if any, you must send the Trustee any certificates for your Units. You must properly endorse your certificates or sign a written transfer instrument with a signature guarantee. The Trustee cannot complete your redemption or send your payment to you until it receives all of these documents in completed form.

   Unitholders must sign the request, and such certificate or transfer instrument, exactly as their names appear on the records of the Trustee and on any certificate representing the Units to be redeemed. If the amount of the redemption is $500 or less and the proceeds are payable to the Unitholder of record at the address of record, no signature guarantee is necessary for redemptions by individual account owners (including joint owners). Additional documentation may be requested, and a signature guarantee is always required, from corporations, executors, administrators, trustees, guardians or associations. The signatures must be guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guaranty program in addition to, or in substitution for, STAMP, as may be accepted by the Trustee. A certificate should only be sent by registered or certified mail for the protection of the Unitholder. Since tender of the certificate is required for redemption when one has been issued, Units represented by a certificate cannot

42  Understanding Your Investment
be redeemed until the certificate representing such Units has been received by the purchasers.

   Within three business days following such tender, the Unitholder will be entitled to receive in cash an amount for each Unit tendered equal to the Redemption Price per Unit computed as of the Evaluation Time set forth under "Essential Information" as of the next subsequent Evaluation Time. See "Redemption-Computation of Redemption Price per Unit." The "date of tender" is deemed to be the date on which Units are properly received by the Trustee, except that with regard to Units received after the Evaluation Time on the New York Stock Exchange, the date of tender is the next day on which such Exchange is open for trading and such Units will be deemed to have been tendered to the Trustee on such day for redemption at the Redemption Price computed on that day.

   Accrued interest paid on redemption shall be withdrawn from the Interest Account, or, if the balance therein is insufficient, from the Principal Account. All other amounts paid on redemption shall be withdrawn from the Principal Account. The Trustee is empowered to sell Securities in order to make funds available for redemption. Such sales, if required, could result in a sale of Securities by the Trustee at a loss. To the extent Securities are sold, the size and diversity of a Trust will be reduced.

   The Trustee reserves the right to suspend the right of redemption and to postpone the date of payment of the Redemption Price per Unit for any period during which the New York Stock Exchange is closed, other than weekend and holiday closings, or during which trading on that Exchange is restricted (as determined by the SEC by rule or regulation) or during which an emergency exists as a result of which disposal or evaluation of the underlying Bonds is not reasonably practicable, or for such other periods as the SEC has by order permitted.

   COMPUTATION OF REDEMPTION PRICE PER UNIT. The Redemption Price per Unit is determined by the Trustee on the basis of the bid prices of the Securities in a Trust, while the Public Offering Price of Units during the initial offering period is determined on the basis of the offering prices of the Securities, both as of the Evaluation Time on the day any such determination is made. The bid prices of the Securities may be expected to be less than the offering prices. This Redemption Price per Unit is each Unit's pro rata share, determined by the Trustee, of: (1) the aggregate value of the Securities in a Trust (determined by the Evaluator as set forth below), (2) cash on hand in the Trust (other than cash covering contracts to purchase Securities), and (3) accrued and unpaid interest on the Securities as of the date of computation, less (a) amounts representing taxes or governmental charges payable out of a Trust, (b) the accrued expenses of a Trust, (c) cash held for distribution to Unitholders of record as of a date prior to the evaluation and (d) unpaid organization costs. The Evaluator may determine the value of the Securities in a Trust (1) on the basis of current bid prices for the Securities, (2) if bid prices are not available for any Securities, on the basis of current bid prices for comparable bonds, (3) by appraisal, or (4) by any combination of the above.

   Until six months after the Initial Date of Deposit or the end of the initial offering period, at the discretion of the Sponsor, the price at which the Trustee will redeem Units and the price at which the Sponsor may repurchase Units include estimated organization costs. After such period, the amount paid will not include such estimated organization costs.

                                               Understanding Your Investment  43

   The difference between the bid and offering prices of the Securities may be expected to average 1 1/2% of face amount. In the case of actively traded bonds, the difference may be as little as 1/2 of 1%, and in the case of inactively traded bonds such difference usually will not exceed 3%. On the business day prior to the date of this Prospectus, the aggregate bid side evaluation was lower than the aggregate offering side evaluation by the amount set forth in the footnotes to the "Trust Portfolio." For this reason, among others, the price at which Units may be redeemed could be less than the price paid by the Unitholder.

   PURCHASE BY THE SPONSOR OF UNITS TENDERED FOR REDEMPTION. The Trust Agreement requires that the Trustee notify the Sponsor of any tender of Units for redemption. So long as the Sponsor maintains a bid in the secondary market, the Sponsor, prior to the close of business on the second succeeding business day, will purchase any Units tendered to the Trustee for redemption at the price so bid by making payment therefor to the Unitholder in an amount not less than the Redemption Price on the date of tender not later than the day on which the Units would otherwise have been redeemed by the Trustee (see "Market for Units"). Units held by the Sponsor may be tendered to the Trustee for redemption as any other Units.

   The offering price of any Units resold by the Sponsor will be the Public Offering Price determined in the manner provided in this Prospectus (see "Public Offering-Offering Price"). Any profit resulting from the resale of such Units will belong to the Sponsor which likewise will bear any loss resulting from a lower offering or redemption price subsequent to their acquisition of such Units (see "Public Offering").
                                    SPONSOR

   THE SPONSOR. Claymore Securities, Inc., the Sponsor, is an investment banking firm created in 1995 and is the successor sponsor to unit investment trusts formerly sponsored by EVEREN Unit Investment Trusts, a service of EVEREN Securities, Inc. Claymore Securities, Inc. is also the sponsor and successor sponsor of Series of Ranson Unit Investment Trusts and The Kansas Tax-Exempt Trust and Multi-State Series of The Ranson Municipal Trust. On October 29, 2001, Ranson & Associates, Inc. was acquired by Claymore Group LLC. The sale to Claymore Group LLC was financed by a loan from The Bank of New York, the Trustee. In November 2001, the Sponsor changed its name from Ranson & Associates, Inc. to Claymore Securities, Inc. Claymore Securities, Inc. has been active in public and corporate finance and has sold bonds and unit investment trusts and maintained secondary market activities relating thereto. At present, Claymore Securities, Inc., which is a member of the National Association of Securities Dealers, Inc., is the Sponsor to each of the above-named unit investment trusts and serves as the financial adviser and as an underwriter for Kansas municipalities. The Sponsor's offices are located at 250 North Rock Road, Suite 150, Wichita, Kansas 67206-2241 and at 210 North Hale Street, Wheaton, Illinois 60187.

   If at any time the Sponsor shall fail to perform any of its duties under the Trust Agreement or shall become incapable of acting or shall be adjudged a bankrupt or insolvent or shall have its affairs taken over by public authorities, then the Trustee may (a) appoint a successor sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding such reasonable amounts as may be prescribed by the SEC, or (b) terminate the Trust Agree-

44  Understanding Your Investment
ment and liquidate any trust as provided therein, or (c) continue to act as Trustee without terminating the Trust Agreement.

   LIMITATIONS ON LIABILITY. The Sponsor is liable for the performance of its obligations arising from its responsibilities under the Trust Agreement, but will be under no liability to the Unitholders for taking any action or refraining from any action in good faith or for errors in judgment; nor will they be responsible in any way for depreciation or loss incurred by reason of the sale of any Bonds, except in cases of their willful misconduct, bad faith, gross negligence or reckless disregard for their obligations and duties.

   RESPONSIBILITY. The Trustee shall sell, for the purpose of redeeming Units tendered by any Unitholder and for the payment of expenses for which funds are not available, such of the Bonds in a list furnished by the Sponsor as the Trustee in its sole discretion may deem necessary.

   It is the responsibility of the Sponsor to instruct the Trustee to reject any offer made by an issuer of any of the Securities to issue new obligations in exchange and substitution for any Securities pursuant to a refunding or refinancing plan, except that the Sponsor may instruct the Trustee to accept such an offer or to take any other action with respect thereto as the Sponsor may deem proper if the issuer is in default with respect to such Securities or in the judgment of the Sponsor the issuer will probably default in respect to such Securities in the foreseeable future.

   Any obligations so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as Securities originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying Securities, the Trustee is required to give notice thereof to each Unitholder, identifying the obligations eliminated and the Securities substituted therefor. Except as stated in the Trust Agreement or in this and the preceding paragraph and in the discussion under "Risk Factors-Failure of a Contract to Purchase Bonds and Substitution of Bonds" regarding the substitution of Replacement Bonds for Failed Bonds, the acquisition by a Trust of any securities other than the Securities initially deposited is prohibited.

   The Sponsor may direct the Trustee to dispose of Bonds in certain limited circumstances, including upon default in the payment of principal or interest, institution of certain legal proceedings or the existence of certain other impediments to the payment of Bonds, default under other documents which may adversely affect debt service, default in the payment of principal or interest on other obligations of the same issuer, decline in projected income pledged for debt service on revenue Bonds, or decline in price or the occurrence of other market factors, including advance refunding, so that in the opinion of the Sponsor the retention of such Bonds in a Trust would be detrimental to the interest of the Unitholders. The proceeds from any such sales will be credited to the Principal Account for distribution to the Unitholders.

   RESIGNATION. If the Sponsor resigns or becomes unable to perform its duties under the Trust Agreement, and no express provision is made for action by the Trustee in such event, the Trustee may appoint a successor sponsor, terminate the Trust Agreement and liquidate the Trusts or continue to act as Trustee.

                                               Understanding Your Investment  45

                                    TRUSTEE

   THE TRUSTEE. The Trustee is The Bank of New York, a trust company organized under the laws of New York. The Bank of New York has its Unit Investment Trust Division offices at 101 Barclay Street, 20th Fl., New York, New York 10286, telephone 1-800-701-8178. The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law.

   The Trustee, whose duties are ministerial in nature, has not selected the portfolio of any Trust. However, the Bonds included in a Trust on the Initial Date of Deposit may have been purchased by the Sponsor from BNY Capital
Markets, Inc. ("BNY"), which is a wholly-owned subsidiary of Bank of New York Company, Inc. ("BONY Company"). The Trustee is also a wholly-owned subsidiary of BONY Company. Subsequent to the Initial Date of Deposit, the Trustee may purchase Bonds from BNY in order to create additional Units.

   In accordance with the Trust Agreement, the Trustee shall keep records of all transactions at its office. Such records shall include the name and address of, and the number of Units held by, every Unitholder of a Trust. Such books and records shall be open to inspection by any Unitholder at all reasonable times during usual business hours. The Trustee shall make such annual or other reports as may from time to time be required under any applicable state or federal statute, rule or regulation. The Trustee shall keep a certified copy or duplicate original of the Trust Agreement on file in its or available for inspection at all reasonable times during usual business hours by any Unitholder, together with a current list of the securities held in each Trust. Pursuant to the Trust Agreement, the Trustee may employ one or more agents for the purpose of custody and safeguarding of securities comprising a Trust.

   LIMITATIONS ON LIABILITY. The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of the disposition of any monies, Securities or certificates or in respect of any evaluation or for any action taken in good faith reliance on prima facie properly executed documents except, generally, in cases of its willful misconduct, lack of good faith or gross negligence. In addition, the Trustee shall not be personally liable for any taxes or other governmental charges imposed upon or in respect of a Trust which the Trustee may be required to pay under current or future law of the United States or any other taxing authority having jurisdiction. See "Trust Portfolio."

   RESPONSIBILITY. For information relating to the responsibilities of the Trustee under the Trust Agreement, reference is made to the material set forth under "Rights of Unitholders," "Sponsor-Responsibility" and "Sponsor-Resignation."

   RESIGNATION. Under the Trust Agreement, the Trustee or any successor trustee may resign and be discharged of a Trust created by the Trust Agreement by executing an instrument in writing and filing the same with the Sponsor.

   The Trustee or successor trustee must mail a copy of the notice of resignation to all Unitholders then of record, not less than sixty days before the date specified in such notice when such resignation is to take effect. The Sponsor upon receiving notice of such resignation is obligated to appoint a successor trustee

46  Understanding Your Investment
promptly. If, upon such resignation, no successor trustee has been appointed and has accepted the appointment within thirty days after notification, the retiring trustee may apply to a court of competent jurisdiction for the appointment of a successor. The Sponsor may at any time remove the Trustee, with or without cause, and appoint a successor trustee as provided in the Trust Agreement. Notice of such removal and appointment shall be mailed to each Unitholder by the Sponsor. Upon execution of a written acceptance of such appointment by such successor trustee, all the rights, powers, duties and obligations of the original trustee shall vest in the successor. The Trustee must be a corporation organized under the laws of the United States, or any state thereof, be authorized under such laws to exercise trust powers and have at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

                                   EVALUATOR

   THE EVALUATOR. Claymore Securities, Inc., will serve as the evaluator of the Bonds in the Trusts, and as such will appraise the Bonds, or cause the Bonds to be appraised.

   LIMITATIONS ON LIABILITY. The Trustee and the Sponsor may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under the Trust Agreement shall be made in good faith upon the basis of the best information available to it; provided, however, that the Evaluator shall be under no liability to the Trustee, the Sponsor or Unitholders for errors in judgment. However, this provision shall not protect the Evaluator in cases of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.
   RESPONSIBILITY. The Trust Agreement requires the Evaluator to evaluate the Securities on the basis of their bid prices on each business day after the initial offering period, when any Unit is tendered for redemption and on any other day such evaluation is desired by the Trustee or is requested by the Sponsor. For information relating to the responsibility of the Evaluator to evaluate the Securities on the basis of their offering prices, see "Public Offering-Offering Price."

   RESIGNATION. The Evaluator may resign or may be removed by the Sponsor and the Trustee, and the Sponsor and the Trustee are to use their best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon the acceptance of appointment by the successor evaluator. If upon resignation of the Evaluator no successor has accepted appointment within thirty days after notice of resignation, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor.

                           AMENDMENT AND TERMINATION
                             OF THE TRUST AGREEMENT

   The Sponsor and the Trustee have the power to amend the Trust Agreement without the consent of any of the Unitholders when such an amendment is (1) to cure any ambiguity or to correct or supplement any provision of the Trust Agreement which may be defective or inconsistent with any other provision contained therein, (2) to change any provision required to be changed by the Securities and Exchange Commission, or (3) to make such other provisions as shall not adversely affect the interest of the Unitholders. The Sponsor and the Trustee may amend the Trust Agreement with the consent of Unitholders representing 66 2/3% of the Units then outstanding, provided that no such amend-

                                               Understanding Your Investment  47
ment will reduce the interest in a Trust of any Unitholder without the consent of such Unitholder or reduce the percentage of Units required to consent to any such amendment without the consent of all the Unitholders. In no event shall the Trust Agreement be amended to permit the deposit or acquisition of Securities either in addition to or in substitution for any of the Bonds initially deposited in a Trust, except in accordance with the provisions of each Trust Agreement. In the event of any amendment, the Trustee is obligated to notify promptly all Unitholders of the substance of such amendment. The Trust Agreement specifies other limitations on amending the Trust Agreement.

   Each Trust shall terminate upon the maturity, redemption, sale or other disposition, as the case may be, of the last of the Securities. The Trustee shall notify the Sponsor when the value of a Trust as shown by any evaluation is less than 40% of the value of the Trust as of the close of the initial offering period hereof, at which time the Trust may be terminated. A Trust may also be terminated (i) by the consent of 66 2/3% of the Units or (ii) by the Trustee in certain circumstances. In no event, however, may a Trust continue beyond the Mandatory Termination Date set forth herein. In the event of termination, written notice thereof will be sent by the Trustee to all Unitholders. Within a reasonable period after termination, the Trustee will sell any remaining Securities, and, after paying all expenses and charges incurred by a Trust, will distribute to each Unitholder, upon surrender of his Units (including certificates, if any), his pro rata share of the balances remaining in the Interest and Principal Accounts of the Trust.

                                  UNDERWRITING

   The Underwriters named below have purchased Units in the following respective amounts from the Sponsor:

                                 NATIONAL
---------------------------------------------------------------------------
       UNDERWRITER                          ADDRESS                   LEVEL
       -----------                          -------                   -----
Southwest Securities Inc.   1201 Elm Street                           1,000
                            Suite 3500
                            Dallas, TX 75270

Morgan Keegan & Company,    50 Front Street                             100
 Inc.                       Morgan Keegan Tower
                            Memphis, TN 38103

RBC Dain Rauscher           Dain Rauscher Plaza                         100
                            60 South 6th Street
                            Minneapolis, MN 55402

                                                                      1,200

                           PENNSYLVANIA
------------------------------------------------------------------
   UNDERWRITER                     ADDRESS                   LEVEL
   -----------                     -------                   -----
Janney Montgomery  1801 Market Street                         250
 Scott LLC         10th Floor
                   Philadelphia, PA 19103

RBC Dain Rauscher  Dain Rauscher Plaza                        100
                   60 South 6th Street
                   Minneapolis, MN 55402

                                                              350

   Units may be sold to dealers at prices reflecting the per Unit concession stated under "Public Offering-Offering Price." However, resales of Units by such dealers to the public will be made at the Public Offering Price described in the Prospectus. The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units and the right to change the amount of the concession from time to time. Underwriters will acquire Units from the Sponsor based on the amount of Units underwritten.

48  Understanding Your Investment

                                    EXPERTS

   LEGAL MATTERS. Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603, acts as counsel for the Trusts and has passed upon the legality of the Units. Emmet, Marvin & Martin, LLP, has acted as counsel for the Trustee with respect to the Trusts and special New York Tax counsel for the Trusts.

   INDEPENDENT AUDITORS. The statements of financial condition, including the Trust Portfolios, appearing herein, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein and are included in reliance on such report given on the authority of such firm as experts in accounting and auditing.

                                 CODE OF ETHICS

   The Sponsor and the Trusts have adopted a code of ethics requiring the Sponsor's employees who have access to information on Trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to the Trusts.

                          DESCRIPTION OF BOND RATINGS

   STANDARD & POOR'S RATING. A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor. Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

   Issue credit ratings are based, in varying degrees, on the following considerations:

   * Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

   *  Nature of and provisions of the obligation;

   * Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

   AAA -- An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

   AA -- An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

                                               Understanding Your Investment  49

   A -- An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

   BBB -- An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

   Plus (+) or minus(-) -- The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

   r -- This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are-not addressed in the credit rating.

   N.R. -- This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

   * MOODY'S INVESTORS SERVICE RATING. A summary of the meaning of the applicable rating symbols as published by Moody's follows:

   Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

   A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa-Bonds which are rated Baa are considered as medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

50  Understanding Your Investment

   Ba-Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B-Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

   Moody's applies numerical modifiers 1, 2 and 3 in each rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking ranks in the lower end of its generic rating category.

   **FITCH RATINGS. A brief description of the applicable Fitch Ratings' symbols and their meanings is as follows:

   AAA -- Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

   AA -- Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

   A -- High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

   BBB -- Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

   "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category or to categories below 'CCC'.

                                               Understanding Your Investment  51

APPENDIX A

                     FEDERAL TAXABLE EQUIVALENT YIELD TABLE

   The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated tax-free yield for federal regular income tax purposes on a municipal investment. To assist you to more easily compare municipal investments like the National Trust with taxable alternative investments, the table below presents the taxable equivalent yield for a range of hypothetical tax-free estimated current returns assuming the stated marginal federal tax rates for 2002 listed below:

                     TAXABLE EQUIVALENT OF TAX-FREE YIELDS

                                TAX-FREE YIELD*
--------------------------------------------------------------------------------

                                                           FEDERAL
          SINGLE                        JOINT                TAX
          RETURN                        RETURN              RATE    4.00%  4.50%  5.00%  5.50%  6.00%  6.50%
-------------------------------------------------------------------------------------------------------------
        $0 -- 6,000                  $0 -- 12,000          10.00%   4.44%  5.00%  5.56%  6.11%  6.67%   7.22%

     $6,001 -- 27,950             $12,001 -- 46,700        15.00    4.71   5.29   5.88   6.47   7.06    7.65

     $27,951 -- 67,700            $46,701 -- 112,850       27.00    5.48   6.16   6.85   7.53   8.22    8.90

    $67,701 -- 141,250           $112,851 -- 171,950       30.00    5.71   6.43   7.14   7.86   8.57    9.29

    $141,251 -- 307,050          $171,951 -- 307,050       35.00    6.15   6.92   7.69   8.46   9.23   10.00

       Over $307,050                Over $307,050          38.60    6.51   7.33   8.14   8.96   9.77   10.59

--------------------------------------------------------------------------------

* Please note that the table does not reflect (i) any limitations on the amounts of allowable itemized deductions, phase-outs of personal or dependent exemption credits or other allowable credits, (ii) any state or local taxes imposed, or
(iii) any alternative minimum taxes or any taxes other than federal personal income taxes.

This table is for illustrative purposes only and is not intended to represent actual performance, or to predict future performance, of the National Trust.

Certain taxpayers may find their effective marginal tax rates to be greater than these shown in the table. Those investors would need a higher taxable return than those shown here to equal the corresponding tax-free yield.

Income may be subject to state and local taxes.

APPENDIX B

                            PENNSYLVANIA DISCLOSURE
                         ECONOMIC FACTORS--PENNSYLVANIA

   The Pennsylvania Trust is susceptible to political, economic or regulatory factors affecting issuers of Pennsylvania Municipal Obligations. There can be no assurance that the Commonwealth will not experience a decline in economic conditions or that portions of the Pennsylvania Municipal Obligations purchased by the Pennsylvania Trust will not be affected by such a decline.

   Without intending to be complete, the following briefly summarizes some of the complex factors affecting the financial situation in the Commonwealth. It is derived from sources that are generally available to investors and is based in part on information obtained from various agencies in the Commonwealth. No independent verification has been made of the following information.

STATE ECONOMY

   The Commonwealth of Pennsylvania is one of the most populous states, ranking sixth behind California, Texas, New York, Florida and Illinois. Pennsylvania is an established state with a diversified economy. Pennsylvania had been historically identified as a heavy industry state. That reputation has changed over the last thirty years as the coal, steel and railroad industries declined. The Commonwealth's business environment readjusted with a more diversified economic base. This economic readjustment was a direct result of a long-term shift in jobs, investment and workers away from the northeast part of the nation. Currently, the major sources of growth in Pennsylvania are in the service sector, including trade, medical, health services, education and financial institutions.

   Pennsylvania's agricultural industries remain an important component of the Commonwealth's economic structure, accounting for more than $5.1 billion in crop and livestock products annually. In 2000, agribusiness and food related industries reached record export sales approaching $1 billion in economic activity. Over 59,000 farms form the backbone of the State's agricultural economy. Farmland in Pennsylvania includes over four million acres of harvested cropland and four million acres of pasture and farm woodlands--nearly one-third of the Commonwealth's total land area. Agricultural diversity in the Commonwealth is demonstrated by the fact that Pennsylvania ranks among the top ten states in the production of a number of agricultural products.

   Non-agricultural employment in Pennsylvania over the ten years ending in 2000 increased at an annual rate of 0.6 percent. This rate compares to a 0.7 percent rate for the Middle Atlantic region and 2.2 percent for the U.S.

   Non-manufacturing employment in Pennsylvania has increased in recent years to
83.7 percent of total non-agricultural employment in November, 2000. Consequently, manufacturing employment constitutes a diminished share of total employment within the Commonwealth. Manufacturing, contributing 16.3 percent of November, 2000 total non-agricultural employment, has fallen behind both the services sector and the trade sector as the largest single source of employment within the Commonwealth. In 2000, the services sector accounted for 32.9 percent of all non-agricultural employment while the trade sector accounted for 22.4 percent.

   Pennsylvania's annual average unemployment rate was equivalent to the national average throughout the 1990's. Slower economic growth caused the unemployment rate in the Commonwealth to rise to 7.6 percent in 1992. The resumption of faster economic growth resulted in a decrease in the Commonwealth's unemployment rate to 4.2 percent in 2000. From 1996 through 2000, Pennsylvania's annual average unemployment rate was below the Middle Atlantic Region's average, but slightly higher than that of the United States. As of March 2002, the most recent month for which data is available, the unemployment rate for the Commonwealth was 5.6 percent, compared to 5.5 percent for the United States.

STATE BUDGET

   The Commonwealth operates under an annual budget that is formulated and submitted for legislative approval by the Governor each February. The Pennsylvania Constitution requires that the Governor's budget proposal consist of three parts: (i) a balanced operating budget setting forth proposed expenditures and estimated revenues from all sources and, if estimated revenues and available surplus are less than proposed expenditures, recommending specific additional sources of revenue sufficient to pay the deficiency; (ii) a capital budget setting forth proposed expenditures to be financed from the proceeds of obligations of the Commonwealth or its agencies or from operating funds; and
(iii) a financial plan for not less than the succeeding five fiscal years, that includes for each year projected operating expenditures and estimated revenues and projected expenditures for capital projects. The General Assembly may add, change or delete any items in the budget prepared by the Governor, but the Governor retains veto power over the individual appropriations passed by the legislature. The Commonwealth's fiscal year begins on July 1 and ends on June 30.

   All funds received by the Commonwealth are subject to appropriation in specific amounts by the General Assembly or by executive authorization by the Governor. Total appropriations enacted by the General Assembly may not exceed the ensuing year's estimated revenues, plus (less) the unappropriated fund balance (deficit) of the preceding year, except for constitutionally authorized debt service payments. Appropriations from the principal operating funds of the Commonwealth (the General Fund, the Motor License Fund and the State Lottery
Fund) are generally made for one fiscal year and are returned to the unappropriated surplus of the fund if not spent or encumbered by the end of the fiscal year. The Constitution specifies that a surplus of operating funds at the end of a fiscal year must be appropriated for the ensuing year.

   Pennsylvania uses the "fund" method of accounting for receipts and disbursements. For purposes of government accounting, a "fund" is an independent fiscal and accounting entity with a self-balancing set of accounts, recording cash and/or other resources together with all related liabilities and equities that are segregated for the purpose of carrying on specific activities or attaining certain objectives in accordance with the fund's special regulations, restrictions or limitations. In the Commonwealth, over 150 funds have been established by legislative enactment or in certain cases by administrative action for the purpose of recording the receipt and disbursement of money's received by the Commonwealth. Annual budgets are adopted each fiscal year for the principal operating funds of the Commonwealth and several other special revenue funds. Expenditures and encumbrances against these funds may only be made pursuant to appropriation measures enacted by the General Assembly and approved by the Governor. The General Fund, the Commonwealth's largest fund, receives all tax revenues, non-tax revenues and federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth's operating and administrative expenses are payable from the General Fund. Debt service on all bond indebtedness of the Commonwealth, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.

   Financial information for the principal operating funds of the Commonwealth are maintained on a budgetary basis of accounting, which is used for the purpose of ensuring compliance with the enacted operating budget. The Commonwealth also prepares annual financial statements in accordance with generally accepted accounting principles ("GAAP"). Budgetary basis financial reports are based on a modified cash basis of accounting as opposed to a modified accrual basis of accounting prescribed by GAAP. Financial information is adjusted at fiscal year-end to reflect appropriate accruals for financial reporting in conformity with GAAP.

FINANCIAL RESULTS FOR GOVERNMENTAL FUND TYPES DURING RECENT FISCAL YEARS (GAAP BASIS)

   The five year period ending with fiscal 2000 generally was a time of economic growth with modest rates of growth at the beginning of the period and larger increases during the most recent fiscal years until the beginning of a recession in late fiscal year 2001. Throughout the period, inflation has remained relatively low, helping to restrain expenditure growth. Favorable economic conditions have helped amounts categorized as total revenues and other sources rise at an average annual rate of 5.1 percent during the five-year period. Tax revenues, the largest revenue source, increased at an average annual rate of 4.0 percent during the five-year period. License and fee revenues rose at a 9.7 percent average annual rate largely because of various motor vehicle fee increases effective beginning in fiscal year 1998. Other revenues, mostly charges for sales and services and investment income, increased at an average annual rate of 14.7 percent during the five-year period. Expenditure and other uses during the fiscal year 1997 through fiscal year 2001 period rose at a 5.7 percent average annual rate, led by a 26.8 percent average annual increase for capital outlay and 25.5 percent average annual increase for economic development and assistance costs. Capital outlay costs reflect increased spending on community and economic development projects through the capital budget while expansion of business financing tools and increased funds for community revitalization projects are responsible for the increased economic development and assistance costs. Public health and welfare programs, the largest single category of expenditures, have experienced a 5.9 percent average annual increase for expenditures, slightly above the average for total expenditures.

   Assets in the Commonwealth's governmental fund types rose during fiscal 2001 by 1.5 percent to $11,461.9 million. Liabilities for the governmental fund types during fiscal 2001 increased by 6.0 percent to $4,914.7 million. A larger gain in liabilities than in assets during fiscal 2001 for governmental types produced a $116.3 million decline in equity and other credits at June 30, 2001. Equity and other credits at the end of fiscal 2001 totaled $6,520.2 million.

FINANCIAL RESULTS FOR RECENT FISCAL YEARS (GAAP BASIS)

   During the five year period from fiscal 1997 through fiscal 2001, revenues and other sources increased by an average 5.3 percent annually. Tax revenues during this same period increased by an annual average of 4.0 percent. Other revenues, with a 16.7 percent annual average rate of increase, had the largest rate of growth over the five-year period.

   Expenditures and other uses during the fiscal 1997 through fiscal 2001 period rose at an average annual rate of 5.7 percent. Program costs for economic development and assistance activities recorded the largest percentage increase during this period. Public health and welfare program costs, the largest program of expenditures, increased at a 5.9 percent annual average rate during the period. Efforts to control costs for various social programs and the presence of favorable economic conditions have helped restrain these costs.

   The general fund balance at June 30, 2001 totaled $4,485.0 million, an increase of $221.4 million over the $4,263.6 million balance at June 30, 2000.

FISCAL 2000 FINANCIAL RESULTS (BUDGETARY BASIS).

   At the end of the 2000 fiscal year, the unappropriated surplus balance (prior to the transfer to the Tax Stabilization Reserve Fund) totaled $718.3 million, a $280.6 million increase from the fiscal 1999 year-end. The gain was due to higher than expected Commonwealth revenues and to appropriation lapses that were partially offset by additional supplemental appropriations and reserves for tax refunds. An amount of $107.7 million was transferred from the surplus to the Tax Stabilization Reserve Fund representing the required 15 percent annual transfer. The remaining $610.5 million fiscal year-end unappropriated surplus balance was carried over to the 2001 fiscal year for the General Fund. Commonwealth revenues for the 2000 fiscal year totaled $20,256.7 million, an increase of 5.4 percent, or $1,030.0 million, over the prior fiscal year. The amount authorized and reserved for tax refunds was increased by $171.0 million (26.6 percent) as actual fiscal 1999 tax refund payments exceeded the reserved amount. The additional tax refunds were made from fiscal 2000 reserves. After adjustment for reserves for tax refunds, net Commonwealth revenues were 4.6 percent above those of the prior fiscal year.

   Commonwealth tax revenues, net of an estimated $390.2 million of tax reductions enacted with the fiscal 2000 budget, increased by 5.2 percent for the fiscal year. Among the major tax sources, the sales tax increased by 6.2 percent, the personal income tax by 5.7 percent, and the corporate net income tax by 7.8 percent. Non-tax revenues increased by 13.6 percent ($53.5 million) largely from higher interest earnings. Higher than anticipated available cash balances and higher interest rates provided the higher interest earnings.

   Expenditures for the fiscal year (excluding pooled financing expenditures and net of appropriation lapses) were $19,171.0 million representing a 5.7 percent, or $1,026.0 million, increase over the prior fiscal year. Expenditures include $220.1 million in net supplemental appropriations enacted late in the fiscal year, primarily for corrections, education and public welfare programs. Also included in this amount is $103 million of capital projects funding, a non-recurring budget item. This amount funds several capital projects and will be in lieu of

Commonwealth debt financing. Lapses of appropriation authority during the fiscal year totaled $255.3 million, including $124.3 million of prior fiscal year appropriation lapses. The lapsed appropriation amounts provided funding for the supplemental appropriations enacted.

FISCAL YEAR 2001 FINANCIAL RESULTS (BUDGETARY BASIS).

   For the 2001 fiscal year, revenues were above estimate and expenditures were lower than projected, enabling the General Fund to end the fiscal year with an unappropriated surplus balance of $335.5 million. Expenditures from Commonwealth revenues for the fiscal year, net of appropriation lapses and intergovernmental transfer transaction contributions, totaled $19,966.2 million against Commonwealth revenues, net of tax refund and rebate reserves, of $19,691.1 million. Financial operations during the fiscal year caused the total unappropriated surplus balance to decline by $275 million as of June 30, 2001, an amount smaller than budgeted.

   Commonwealth revenues (prior to reserves for tax refunds) totaled $20,561.7 million, $81.2 million (0.4 percent) above the estimate made at the time the budget was enacted. Commonwealth tax revenues for the fiscal year increased by
1.4 percent over fiscal year 2000 tax receipts. The growth of tax receipts during the fiscal year was constrained by $444.6 million of tax reductions enacted for the fiscal year and the slowing rate of economic growth experienced in the nation and the state during this period. Among Commonwealth receipts for the fiscal year, the capital stock and franchise tax, the personal income tax and miscellaneous non-tax income were substantially higher than budgeted. Although fiscal year receipts from the capital stock and franchise tax were above budget estimates, receipts were 1.9 percent below fiscal year 2000 receipts, in part, due to a tax rate cut effective during the fiscal year. Receipts from the personal income tax increased 6.0 percent for the fiscal year led by a 6.5 percent gain in withholding receipts. Miscellaneous revenues increased 6.8 percent over the prior fiscal year, largely due to earnings on invested balances. Major Commonwealth revenue sources whose actual revenues were significantly under their budgeted amounts include the corporate net income and the sales taxes. Corporate net income tax receipts, reflecting a trend of falling business profits, declined by 13.8 percent for fiscal year 2001. Sales tax receipts, though below budget, increased by 2.6 percent over receipts during the previous fiscal year.

   Reserves for tax refunds in fiscal year 2001 were $870 million, an increase of 6.7 percent over fiscal year 2000 reserves. Actual tax refund payments in recent fiscal years have been rising at a rate faster than the increase in reserves for tax refunds, causing the amount of reserves carried over from one fiscal year to the next to decline. At the end of fiscal year 2001, approximately $184 million of reserves were available for making tax refunds in the following fiscal year.

   Appropriations from Commonwealth funds in the enacted budget for fiscal year 2001 (including supplemental appropriations) were 2.9 percent over fiscal year 2000 appropriations. Major programs areas receiving funding increases above the
2.9 percent average include basic education, higher education, and medical assistance.

FISCAL YEAR 2002 BUDGET (BUDGETARY BASIS).

   The enacted fiscal year 2002 budget provided for $20,689.9 million of appropriations from Commonwealth revenues, an increase of 3.5 percent over appropriations for fiscal year 2001. Commonwealth revenues are budgeted to total $20,361.1 million (after providing for enacted tax cuts), an increase of 3.4 percent over fiscal year 2001 actual receipts. The difference between the amount of projected revenues and appropriations budgeted is to be taken from the $335 million fiscal year beginning balance. The amount of the anticipated balance draw down does not take into consideration the possible availability of appropriation lapses that normally occur during a fiscal year and fund supplemental appropriations or increase unappropriated surplus.

   The fiscal year 2002 estimate for Commonwealth revenues was prepared in June 2001 at the time of budget enactment based upon an economic forecast for national real gross domestic product to grow at a 2.8 percent rate from the second quarter of 2001 to the second quarter of 2002. The forecast anticipated more rapid national economic growth compared to the rate of growth that occurred during fiscal 2001. The higher rate of economic growth was anticipated in response to national fiscal and monetary policies designed to stimulate economic activity. The national unemployment rate was forecast to rise to above the 5 percent rate and inflation was expected to remain quite moderate during the period. Trends for the Pennsylvania economy were expected to maintain a close association with national economic trends. Personal income growth in Pennsylvania was anticipated to remain slightly below that of the U.S., while the Pennsylvania unemployment rate was anticipated to be very close to the national rate.

   Through calendar year 2001, economic growth in the nation and the state has been below the projections used to estimate fiscal year 2002 revenues. A national economic recession during the fiscal year was not anticipated in budget estimates. Consequently, actual Commonwealth revenues for the fiscal year to-date through January 2002 are $438.4 million below estimate for that period, a shortfall of 4.0 percent. Corporation taxes are $149.7 million below estimate, an 11.5 percent shortfall to the year-to-date estimate. Personal income tax payments are $156.5 million below estimate through January reflecting the recession's effect on employment and income. Non-tax revenues have also been affected by the recession. Through January, non-tax revenues are $75.1 million below estimate for that period, primarily due to lower returns on investments than anticipated. Recent forecasts for the national economy consulted by the Commonwealth expected a continuation of the national recession through the first quarter of 2002. The Commonwealth now anticipates, based on these revised forecasts, that Commonwealth revenues may be $678 million below budget estimates, a 3.2 percent reduction from the official budget estimate for the fiscal year. Consequently, Commonwealth revue growth for fiscal year 2002 over actual fiscal year 2001 revenues now is expected to be approximately 0.4 percent compared to a projected 3.7 percent growth rate contained in the enacted budget.

   Expenditure estimates for fiscal year 2002 have also been affected by the current economic recession, principally through trends for medical assistance caseloads and costs. Currently, the Commonwealth anticipates $78.7 million of supplemental appropriations to meet fiscal year costs, primarily to pay increased social service costs attributable to the recession. Additional supplemental appropriations may be required for certain programs whose expenditures are historically sensitive to economic conditions in the Commonwealth.

   Responding to these current and expected economic and budgetary conditions, the Governor has directed $309.9 million of fiscal year 2002 General Fund appropriations from Commonwealth revenues be placed in budgetary reserve and be unavailable for encumbrance or expenditure. Further reviews of fiscal year 2002 appropriations may result in additional appropriation authority being transferred to budgetary reserve by the Governor during the fiscal year. At the end of fiscal year 2002, appropriated funds remaining in budgetary reserve will be lapsed into the budgetary balance and be available to offset revenue shortfalls, to fund supplemental appropriations, or to be re-appropriated for other budget purposes. In addition to placing a portion of appropriated fund into budgetary reserves, he has proposed that an estimated $66 million of appropriation lapses in the Tobacco Settlement Fund be transferred to the General Fund for re-appropriation; proposed additional intergovernmental transfer funds be used to pay certain medical assistance costs; and has recommended the General Assembly approve the transfer of $550 million from the Tax Stabilization Reserve Fund to the General Fund as a partial offset of revenue shortfalls due to the recession. Based on the realization of the actions proposed by the Governor and achievement of the current revised expenditure and revenue estimates, the Commonwealth projects a fiscal year ending unappropriated surplus balance of $300.3 million. The Commonwealth is considering what other administrative legislative actions may be taken to identify and obtain continuing or one-time additional revenues and expenditures reductions to address any budget negative balance that may occur due to realized revenue shortfalls and additional expenditure needs occurring during the current fiscal year.

   Most of the Governor's recommended actions, other that the placing of appropriations into budgetary reserve, require approval by the General Assembly. Current law requires a two-thirds majority vote to approve transfer or appropriations from the Tax Stabilization Reserve Fund. No assurance call be given that the General Assembly will take the budgetary action recommended by the Governor.

   Achieving the financial results as budgeted or re-estimated may be adversely affected by a number of trends or events, including developments in the national and state economy as a result of current economic recession and adverse developments in industries accounting for significant employment and economic productions in the Commonwealth.

FISCAL YEAR 2003 PROPOSED BUDGET.

   A proposed fiscal year 2003 budget was submitted by the Governor to the General Assembly on February 5, 2002. The proposed budget recommended appropriations totaling $20.9 billion of Commonwealth funds against estimated revenues, net of tax refunds and proposed tax reductions of $20.6 billion. The $0.3 billion difference between estimated revenues and recommended appropriations is to be funded by a draw down of the anticipated $0.3 billion beginning balance. Achieving the projected fiscal year beginning balance is dependent upon the transfer of $550 million from the Tax Stabilization Reserve Fund in fiscal year 2002 recommended by the Governor. The Governor is also recommending the current annual tax rate reduction for the capital stock and franchise tax enacted in fiscal 2001 be modified to a one-half mill rate reduction for tax years 2002 and 2003. Together with a proposed rise in the income limit to qualify for personal income tax forgiveness of income these proposed tax cuts total $103 million for the fiscal year.

   The General Assembly may change, eliminate or add amounts and items to the proposed budget submitted by the Governor and there can be no assurance that the budget, as proposed by the Governor, will be enacted into law.

DEBT LIMITS AND OUTSTANDING DEBT.

   The Pennsylvania Constitution permits the issuance of the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster; (ii) electorate approved debt; (iii) debt for capital projects subject to an aggregate outstanding debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years; and (iv) tax anticipation notes payable in the fiscal year of issuance.

   Under the Pennsylvania Fiscal Code, the Auditor General is required to certify to the Governor and the General Assembly certain information regarding the Commonwealth's indebtedness. According to the August 31, 2001 Auditor General certificate, the average annual tax revenues deposited in all funds in the five fiscal years ended August 31, 2001 was approximately $23.0 billion, and, therefore, the net debt limitation for the 2001 fiscal year is approximately $35.7 billion. Outstanding net debt totaled approximately $4.6 billion at August 31, 2001. On August 31, 2001 the amount of debt authorized by law to be issued, but not yet incurred, was approximately $32.0 billion.

DEBT RATINGS.

   All outstanding general obligation bonds of the Commonwealth are rated AA by S&P and Aa2 by Moody's.

CITY OF PHILADELPHIA.

   The City of Philadelphia (the "City" or "Philadelphia") is the largest city in the Commonwealth. Philadelphia experienced a series of general fund deficits for fiscal years 1988 through 1992 which culminated in serious financial difficulties for the City.

   The Pennsylvania Intergovernmental Cooperation Authority ("PICA") was created by Commonwealth legislation in 1991 to assist Philadelphia in remedying its fiscal emergencies. PICA is designed to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. This financial assistance has included grants used by the City for defeasance of certain city general obligation bonds, funding of capital projects and the liquidation of the cumulative general fund balance deficit of Philadelphia as of June 30, 1992, of $224.9 million. At this time, Philadelphia is operating under a five-year fiscal plan approved by PICA on May 15, 2001.

   No further bonds are to be issued by PICA for the purpose of financing a capital project or deficit as the authority for such bond sales expired
December 31, 1994. PICA's authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1996. Its ability to refund existing outstanding debt is unrestricted. PICA had $901.9 million in special tax revenue bonds outstanding as of June 30, 2001. Neither the taxing power nor the credit of the Commonwealth is pledged to pay debt service on PICA's bonds.

   S&P's rating on Philadelphia's general obligation bonds is "BBB." Moody's rating is currently "Baa1."

LITIGATION.

   The Commonwealth is a party to numerous lawsuits in which an adverse final decision could materially affect the Commonwealth's governmental operations and consequently its ability to pay debt service on its obligations. The Commonwealth also faces tort claims made possible by the limited waiver of sovereign immunity effected by Act 152, approved September 28, 1978, as amended. Under Act 152, damages for any loss are limited to $250,000 per person and $1 million for each accident.

                  PENNSYLVANIA TAXABLE EQUIVALENT YIELD TABLE

   The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated tax-free yield for federal and Pennsylvania state regular income tax purposes on a municipal investment. To assist you to more easily compare municipal investments like the Pennsylvania Trust with taxable alternative investments, the table below presents the taxable equivalent yield for a range of hypothetical tax-free estimated current returns assuming the stated marginal federal and Pennsylvania state tax rates for 2002 listed below:

                     TAXABLE EQUIVALENT OF TAX-FREE YIELDS

                                TAX-FREE YIELD*
--------------------------------------------------------------------------------

                                           FEDERAL  STATE
      SINGLE                JOINT            TAX     TAX    COMBINED
      RETURN                RETURN          RATE     RATE     RATE     4.00%    4.50%    5.00%    5.50%    6.00%    6.50%
--------------------------------------------------------------------------------------------------------------------------
    $0 - 6,000           $0 - 12,000       10.00%    2.80%   12.50%    4.57%    5.14%    5.71%    6.29%    6.86%    7.43%

  $6,001 - 27,950      $12,001 - 46,700    15.00     2.80    17.40     4.84     5.45     6.05     6.66     7.26     7.87

 $27,951 - 67,700     $46,701 - 112,850    27.00     2.80    29.00     5.63     6.34     7.04     7.75     8.45     9.15

 $67,701 - 141,250    $112,851 - 171,950   30.00     2.80    32.00     5.88     6.62     7.35     8.09     8.82     9.56

$141,251 - 307,050    $171,951 - 307,050   35.00     2.80    36.80     6.33     7.12     7.91     8.70     9.49    10.28

   Over $307,050        Over $307,050      38.60     2.80    40.30     6.70     7.54     8.38     9.21    10.05    10.69

--------------------------------------------------------------------------------

* Please note that the table does not reflect (i) any federal or state limitations on the amounts of allowable itemized deductions, phase-outs of personal or dependent exemption credits or other allowable credits, (ii) any local taxes imposed, or (iii) any alternative minimum taxes or any taxes other than personal income taxes. The table assumes that federal taxable income is equal to state income subject to tax, and in cases where more than one state rate falls within a federal bracket, the highest state rate corresponding to the highest income within that federal bracket is used.

This table is for illustrative purposes only and is not intended to represent actual performance, or to predict future performance, of the Pennsylvania Trust.

Certain taxpayers may find their effective marginal tax rates to be greater than these shown in the table. Those investors would need a higher taxable return than those shown here to equal the corresponding tax-free yield.

Income may be subject to local taxes.

CONTENTS
------------------------------------------------------------------
2 OVERVIEW
2 INVESTMENT SUMMARY
2 NATIONAL INVESTMENT GRADE
  MUNICIPAL DEFINED PORTFOLIO, SERIES 1
------------------------------------------------------------------
A CONCISE       2       Investment Objective
DESCRIPTION     2       Investment Strategy
OF ESSENTIAL    2       Principal Risks
INFORMATION     3       Taxes
ABOUT THE       4       Fees and Expenses
PORTFOLIO       5       Essential Information
                6       Summary of Essential Financial Information
                7       The Trust Portfolio
9 PENNSYLVANIA INVESTMENT GRADE
  MUNICIPAL DEFINED PORTFOLIO, SERIES 1
------------------------------------------------------------------
A CONCISE       9       Investment Objective
DESCRIPTION     9       Investment Strategy
OF ESSENTIAL    9       Principal Risks
INFORMATION    11       Taxes
ABOUT THE      12       Fees and Expenses
PORTFOLIO      13       Essential Information
               14       Summary of Essential Financial Information
               15       The Trust Portfolio
17      REPORT OF INDEPENDENT AUDITORS
18      STATEMENTS OF FINANCIAL CONDITION
19      UNDERSTANDING YOUR INVESTMENTS
               19       The Trusts
               19       Distributions
               20       Public Offering Price
               20       Market for Units
               20       Risk Factors
               28       Public Offering
DETAILED       32       Estimated Current Return and Estimated Long-
INFORMATION                  Term Return to Unitholders
TO HELP YOU    33       Tax Status
UNDERSTAND     36       Rights of Unitholders
YOUR           44       Sponsor
INVESTMENT     46       Trustee
               47       Evaluator
               47       Amendment and Termination of the Trust Agreement
               48       Underwriting
               48       Experts
               49       Code of Ethics
               49       Description of Bond Ratings
              A-1       Appendix A
              B-1       Appendix B
Where to Learn More
------------------------------------------------------------------
YOU CAN CONTACT US FOR        VISIT US ON THE INTERNET
FREE INFORMATION ABOUT        http://www.claymoresecurities.com
THIS AND OTHER INVEST-        BY E-MAIL
MENTS.                        invest@claymoresecurities.com
                              -----------------------------
                              CALL CLAYMORE  (800) 345-7999
                              Pricing Line (888) 248-4954
                              CALL THE BANK OF NEW YORK
                              (800) 701-8178 (investors)
                              (800) 647-3383 (brokers)
Additional Information
------------------------------------------------------------------
This Prospectus does not contain all information filed with the Securities and Exchange Commission. To obtain or copy this information (a duplication fee may be required):

        E-MAIL: publicinfo@sec.gov
                ------------------
        WRITE:  Public Reference Section, Washington, D.C. 20549-0102
        VISIT:  http://www.sec.gov (EDGAR Database)
        CALL:   1-202-942-8090 (only for information on
                the operation of the Public Reference Section)
REFER TO:
        CLAYMORE SECURITIES DEFINED PORTFOLIOS, SERIES 130
        Securities Act file number:  333-91800
        Investment Company Act file number:  811-3763
When units of the trust are no longer available, we may use this prospectus as a preliminary prospectus for a future trust. In this case you should note that:
THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE WITH RESPECT TO FUTURE TRUSTS AND MAY BE CHANGED. NO ONE MAY SELL UNITS OF A FUTURE TRUST UNTIL A REGISTRATION STATEMENT IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL UNITS AND IS NOT SOLICITING AN OFFER TO BUY UNITS IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.



                             CLAYMORE SECURITIES
                        DEFINED PORTFOLIOS, SERIES 130

                          NATIONAL INVESTMENT GRADE
                         MUNICIPAL DEFINED PORTFOLIO,
                                  SERIES 1


                        PENNSYLVANIA INVESTMENT GRADE
                         MUNICIPAL DEFINED PORTFOLIO,
                                  SERIES 1

                            PROSPECTUS JULY 11, 2002